UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________
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Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Doma Holdings, Inc.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 26, 2023
Dear Fellow Stockholders:
On behalf of the Board of Directors, it is my pleasure to invite you to Doma Holdings, Inc.’s (“Doma”) 2023 Annual Meeting of Stockholders. The annual meeting will be held virtually on Thursday, June 8, 2023, at 1:00 p.m., Eastern Daylight Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DOMA2023, where you will be able to listen to the meeting live, submit questions and vote online.
You will find information regarding the matters to be voted on in the accompanying Notice of 2023 Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice via the internet regarding the availability of the proxy statement, our annual report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”) and other relevant materials. A paper copy of these materials may be requested using one of the methods described in the accompanying proxy statement or in the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”).
You may visit https://investor.doma.com to access various web-based reports, executive messages and timely information about Doma’s business.
It is very important that your shares be represented and voted at the annual meeting regardless of whether you plan to attend electronically. The accompanying proxy statement contains information about the matters on which you are asked to vote as well as specific instructions for voting over the telephone or via the internet, or submitting your proxy. If you have previously received our Notice of Internet Availability, then instructions regarding how you can vote are contained in that notice. You are encouraged to read the materials carefully and vote in accordance with the recommendations of the Board of Directors.
If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.
We thank you for your investment and support of Doma!

Sincerely,
Max Simkoff
Founder, Chief Executive Officer and
Director

101 Mission Street, Suite 1050
San Francisco, California 94105
___________________________________________________
Notice of 2023 Annual Meeting of Stockholders
___________________________________________________
April 26, 2023
To Our Stockholders:
Doma Holdings, Inc. (“Doma,” the “Company,” “we,” “our” or “us”) will hold its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) as follows:
Date:     Thursday, June 8, 2023
Time:     1:00 p.m., Eastern Daylight Time
Access:     Meeting live via the internet
Please visit www.virtualshareholdermeeting.com/DOMA2023
Items of Business:
The principal business of the Annual Meeting will be to:
1.Elect the two director nominees named in the proxy statement to serve as Class III directors for a three-year term or until their successors have been duly elected and qualified;
2.Ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as Doma’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.Approve a proposal to amend the Company’s current amended and restated certificate of incorporation to (i) effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-10 to 1-for-50, such ratio to be determined by the Company’s Board of Directors, or a committee of the Board of Directors, and included in a public announcement and (ii) reduce the number of authorized shares of capital stock of the Company by a corresponding proportion (collectively, the “Reverse Stock Split Proposal”); and
4.Act on such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.
Record Date:
You may vote on these matters if you were a stockholder of record as of the close of business on April 13, 2023.
In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please refer to instructions on page 6 of this proxy statement.
Your participation in the Annual Meeting is important. You can vote by telephone, internet or, if you request that proxy materials be mailed to you, by completing and signing the proxy card enclosed with those materials and returning it in the envelope provided. If you wish to attend and participate in the virtual meeting, you must provide evidence of your ownership as of April 13, 2023, or a valid proxy showing that you are representing a stockholder who owned shares as of that date.
We encourage you to vote your shares prior to the Annual Meeting. You may vote your shares through one of the methods described in the enclosed proxy statement. We strongly urge you to read the accompanying proxy statement carefully and to vote in accordance with the recommendations of the Board of Directors by following the voting instructions contained in the proxy statement.
These proxy materials are being mailed or otherwise sent to stockholders on or about April 26, 2023.
By Order of the Board of Directors,
Christian Ameri
Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 8, 2023.
The proxy statement and our 2022 Form 10-K are available free of charge at https://materials.proxyvote.com and https://investor.doma.com under “Financials > Filings.”
You may also obtain these materials at the Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Doma’s Corporate Secretary at the Office of the Corporate Secretary, 101 Mission Street, Suite 1050, San Francisco, California 94105. Doma will provide a copy of our 2022 Form 10-K without charge to any stockholder upon written request.
Except to the extent specifically referenced herein, any information contained or referenced on our website is not incorporated by reference into and does not form a part of this proxy statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Our stockholder letter and this proxy statement contain forward-looking statements, within the meaning of the federal securities laws, about our business and prospects. These forward-looking statements are subject to risks and uncertainties and are based on the beliefs and assumptions of our management based on information currently available. Use of words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “should,” “may,” “could,” “likely” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Our future results may differ materially from our past results and from those projected in the forward-looking statements due to various uncertainties and risks, including, but not limited to, those described in Item 1A of Part I “Risk Factors” of our 2022 Form 10-K. We disclaim any obligation to update any forward-looking statements contained herein after the date of this proxy statement.

Doma Holdings, Inc.
___________________________________
Proxy Statement
___________________________________

DOMA HOLDINGS, INC.	| i |	2023 PROXY STATEMENT

DOMA HOLDINGS, INC.	| ii |	2023 PROXY STATEMENT

PROXY STATEMENT
Annual Meeting of Stockholders
To Be Held on June 8, 2023
This proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card contain information related to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Doma Holdings, Inc., a Delaware corporation (the “Company”) to be held virtually on June 8, 2023 at 1:00 p.m. (Eastern Daylight Time) at www.virtualshareholdermeeting.com/DOMA2023. This proxy statement and the accompanying materials are furnished by the Board of Directors (the “Board”) of the Company and are first being mailed or otherwise sent to our stockholders of record as of the record date, beginning on or about April 26, 2023. The costs of this proxy solicitation will be borne by the Company, which maintains its principal executive offices at 101 Mission Street, Suite 1050, San Francisco, CA 94105.
Proxy Summary
This is a summary only and is intended to serve as an overview of the information found elsewhere in this proxy statement. Because this is only a summary, you should read the entire proxy statement before voting.
Annual Meeting of Stockholders

DATE AND TIME:	LOCATION:	RECORD DATE:
June 8, 2023 1:00 p.m. EDT	Virtual meeting only Live via the internet Please visit: www.virtualshareholdermeeting.com/DOMA2023	April 13, 2023
Business Combination Background
On July 28, 2021, Capitol Investment Corp. V (“Capitol”) consummated a business combination with Doma Holdings, Inc., a Delaware corporation (“Old Doma”), pursuant to the agreement and plan of merger, dated March 2, 2021, and as further amended, by and among Capitol, Capitol V Merger Sub, Inc., a wholly owned subsidiary of Capitol, and Old Doma. In connection with the closing of the Business Combination (as defined below), Old Doma changed its name to States Title Holding, Inc., Capitol changed its name to Doma Holdings, Inc. and Old Doma became a wholly owned subsidiary of Doma. Doma continues the existing business operations of Old Doma as a publicly traded company. We refer to these transactions collectively as the “Business Combination.”
In this proxy statement, unless the context otherwise requires, references herein to “company,” “Company,” “Doma,” “we,” “us,” “our” and similar terms refer to Doma Holdings, Inc. (f/k/a Capitol Investment Corp. V) and its consolidated subsidiaries. References to “Capitol” refer to our predecessor company prior to the consummation of the Business Combination. References to “Old Doma” refer to Old Doma prior to the Business Combination.

DOMA HOLDINGS, INC.	| 1 |	2023 PROXY STATEMENT

Meeting Agenda Voting Matters
This year, there are three Company-sponsored proposals on the agenda.
Election of the two Class III director nominees pursuant to Proposal No. 1 will require the plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors (with withheld and broker non-votes not counted as votes cast either for or against the nominee’s election).
Approval of Proposal No. 2 at the Annual Meeting will require an affirmative “FOR” vote of the holders of a majority of the votes cast by the stockholders present (electronically) or represented by proxy at the meeting (abstentions will have no effect).
Approval of Proposal No. 3 at the Annual Meeting will require an affirmative “FOR” vote of the holders of a majority of voting power of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), entitled to vote at the Annual Meeting (abstentions will have the effect of a vote “against”).

Proposals	Board Voting Recommendations	For More Information See Page
1. Election of each Class III director nominee.	FOR EACH NOMINEE	12
2. Ratification of the appointment of Deloitte & Touche LLP as Doma’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	FOR	29
3. The Reverse Stock Split Proposal.	FOR	47

Board and Governance Practices
Corporate Governance Highlights
We believe that our corporate governance policies reflect best practices. In addition to executive compensation practices that link pay and performance, Doma’s Code of Ethics and Business Conduct and Board of Directors (the “Board of Directors” or “Board”) governance policies help to ensure that we meet high standards of ethical behavior, corporate governance and business conduct. The following list highlights key Board information and governance practices in place.
Governance Oversight
• Independent chair
• A majority of our directors are independent directors
• All Board committees are composed solely of independent directors
• Regular executive sessions of independent directors
Board Effectiveness
• Annual evaluation of the Board and committees
• Strong commitment to Board diversity of perspectives, gender, race and ethnicity
• Robust risk oversight framework to assess and oversee risks
• Directors possess a deep and diverse set of skills and expertise relevant to oversight of our business, operations and strategy

DOMA HOLDINGS, INC.	| 2 |	2023 PROXY STATEMENT

Executive Compensation Oversight
• Long-term incentive metrics designed to promote growth and sustainable profitability
• Compensation recovery/clawback policy
• Multi-year vesting periods for equity awards
• Anti-hedging and pledging policy
Stockholder Rights
• One class of common stock, par value $0.0001 per share (the “Common Stock”) with each share entitled to one vote
Board of Directors Composition
The current composition of our Board of Directors reflects a breadth and variety of skills, diverse perspectives, business experiences and backgrounds.
The table below highlights each director’s specific skills, knowledge and experiences that he or she brings to the Board. A particular director may possess additional skills, knowledge or experience even though they are not indicated below.

				Committee Membership
Name	Occupation/Experience	Age*	Independent	A	C	NCG
Stuart Miller	Executive Chairman, Lennar Corp.	65
Charles Moldow	General Partner, Foundation Capital	57
Lawrence Summers**	Fmr. Secretary of U.S. Treasury	68	•			CHAIR
Maxine Williams**	Chief Diversity Officer, Meta Platforms	52	•	•	•
Serena Wolfe	CFO, Annaly Capital Management, Inc.	43	•	CHAIR +
Max Simkoff	CEO and Director of Doma	41
Matthew E. Zames	Fmr. President, Cerberus Capital Mgmt.; Fmr. COO, JPMorgan Chase & Co.	52	•	•	CHAIR	•

* Age as of March 15, 2023.	CHAIR = Committee Chair	A = Audit & Risk Committee
** Class III director nominee	+ = Financial Expert	C = Compensation Committee
NCG = Nominating and Corporate Governance Committee

DOMA HOLDINGS, INC.	| 3 |	2023 PROXY STATEMENT

Board Diversity
Our Board represents diverse perspectives in terms of experience, gender, ethnicity and age. We believe our diversity is a core strength for sound oversight and helps ensure a robust and thoughtful review of our business and initiatives.
•More than a quarter of our directors self-identify as women and/or members of traditionally underrepresented communities (including those self-identifying as African American (1)).
•As of March 15, 2023, two directors are between 40 and 49 years old, three directors are between 50 and 59 years old and two directors are between 60 and 69 years old.
For more information about our governance programs and our Board, see Proposal No. 1 beginning on page 12 of this proxy statement.

DOMA HOLDINGS, INC.	| 4 |	2023 PROXY STATEMENT

General Information
Doma Holdings, Inc. (“Doma,” the “Company,” “we,” “our” or “us”) is furnishing this proxy statement to solicit proxies on behalf of the Board of Directors for use at our Annual Meeting. This year’s Annual Meeting will be a virtual meeting conducted solely via live webcast over the internet. You will be able to attend the Annual Meeting, vote your shares electronically, and submit questions during the meeting by visiting a special website established for this purpose: www.virtualshareholdermeeting.com/DOMA2023. You will not be able to attend the Annual Meeting in person. A copy of the Notice of 2023 Annual Meeting of Stockholders accompanies this proxy statement. This proxy statement is being sent or made available, as applicable, to our stockholders beginning on or about April 26, 2023.
Emerging Growth Company and Smaller Reporting Company
Doma is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act of 1934, as amended (the “Exchange Act”)) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Additionally, Doma is a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, reduced disclosure pertaining to executive compensation matters.

DOMA HOLDINGS, INC.	| 5 |	2023 PROXY STATEMENT

Common Questions and Answers About the Annual Meeting and Voting
Why am I receiving this proxy statement?
We are providing you with this proxy statement because the Board of Directors is soliciting your proxy to vote at Doma’s 2023 Annual Meeting of Stockholders, including at any adjournments or postponements thereof, to be held via a live webcast on Thursday, June 8, 2023 at 1:00 p.m. Eastern Daylight Time. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DOMA2023, where you will be able to listen to the meeting live, submit questions and vote online.
Who is entitled to attend and vote at the Annual Meeting?
Only stockholders who owned shares of Doma’s Common Stock at the close of business on April 13, 2023, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Doma’s Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “DOMA.” On the record date, 334,039,607 shares of Common Stock were outstanding and eligible to be voted. Each share of Common Stock is entitled to one vote with respect to each matter on which holders of Common Stock are entitled to vote.
How can I attend the Annual Meeting?
This year’s Annual Meeting will be a virtual-only meeting conducted solely via live webcast.
To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/DOMA2023 and enter the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) or on your proxy card. The live webcast will begin at 1:00 p.m. Eastern Daylight Time on Thursday, June 8, 2023. You are encouraged to log on to the virtual meeting platform at least 15 minutes prior to the meeting’s start time.
The virtual meeting platform is third-party hosted and fully supported across browsers and devices running the most updated version of any applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Additional instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, will be posted on the virtual meeting website.
Our meeting host will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual meeting. Technical support will be available on the virtual meeting platform beginning at 12:00 p.m. Eastern Daylight Time on the day of the meeting and will remain available until 30 minutes after the meeting has concluded.
Why did I receive a “Notice Regarding the Availability of Proxy Materials”?
Doma furnishes proxy materials to its stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. By doing so, Doma reduces its costs and impact on the environment. On or about April 26, 2023, Doma will mail a Notice of Internet Availability to certain of the Company’s stockholders. The Notice of Internet Availability contains instructions on how to access Doma’s proxy materials and how to vote online or by telephone. The Notice of Internet Availability will also contain a 16-digit control number that you will need in order to vote your shares. If you previously chose to receive Doma’s proxy materials electronically, you will continue to receive access to these materials via an email that provides electronic links to these documents unless you elect otherwise.
May I request paper copies of the proxy materials and if so, how?
Yes, you may request paper copies of the proxy materials for the Annual Meeting by following the instructions included on your Notice of Internet Availability or listed at www.proxyvote.com, by telephoning 1-800-579-1639, or by sending an email to sendmaterial@proxyvote.com.

DOMA HOLDINGS, INC.	| 6 |	2023 PROXY STATEMENT

What is the difference between holding shares as a beneficial owner in street name and as a stockholder of record?
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Trustee or Other Nominee
If your shares are held in street name through a broker, bank, trustee or other nominee, you are considered to be the beneficial owner of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other nominee on how to vote your shares. Without your voting instructions, your broker, bank, trustee or other nominee may only vote your shares on proposals considered to be “routine matters.” The only “routine matter” being considered at the Annual Meeting is Proposal No. 2 (relating to the ratification of the Company’s independent registered public accounting firm). Each of Proposal No. 1 and Proposal No. 3 is considered a non-routine matter. For non-routine matters, your shares will not be voted without your specific voting instructions. We encourage you to vote your shares!
Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with Doma’s transfer agent, Continental Stock Transfer & Trust Company, you are considered to be a stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your voting proxy directly to Doma’s Board or to a third party, or to vote at the Annual Meeting.
What if I hold my shares in street name and I do not provide my broker, bank, trustee or other nominee with instructions on how to vote my shares?
You may instruct your broker, bank, trustee or other nominee on how to vote your shares. If you do not provide them with instructions on how to vote your shares prior to the Annual Meeting, they will have discretionary authority to vote your shares only with respect to routine matters. Only Proposal No. 2 (relating to the ratification of the Company’s independent registered public accounting firm) is considered to be a “routine matter.” Your broker, bank, trustee or other nominee will not have discretionary authority to vote your shares with respect to Proposals No. 1 and No. 3. If you do not provide instructions on how to vote your shares on Proposals No. 1 and No. 3, your shares will then be referred to as “broker non-votes.” For Proposal No. 1, your broker non-vote will not be counted in determining whether Proposal No. 1 is approved. For Proposal No. 3, your broker non-vote will be counted as a vote “against.” Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares. Please participate and vote on all of the proposals by returning your voting instructions to your broker, bank, trustee or other nominee.
How do I vote my shares?
Doma encourages stockholders to vote in advance of the Annual Meeting, even if you plan to attend the Annual Meeting. You may vote your shares in one of the following ways:
Please Note the Manner in Which You Hold Your Shares
If you hold shares directly in your name as a stockholder of record with Doma’s transfer agent, Continental Stock Transfer & Trust Company, then you may either vote or be represented by another person at the Annual Meeting by executing a legal proxy designating that person as your proxy to vote your shares.
If you hold your shares in street name, you must obtain a legal proxy from your broker, bank, trustee or other nominee and present it to the inspector of elections with your ballot to be able to vote at the Annual Meeting. To request a legal proxy, please follow the instructions at www.proxyvote.com.
Vote By Internet Before the Meeting
Vote your shares online at www.proxyvote.com (or scan the QR Barcode on your proxy card). Votes submitted via the internet must be received by 11:59 p.m., Eastern Daylight Time, on June 7, 2023. Please have your Notice of Internet Availability or proxy card available when you log on.
Vote By Phone
To vote by phone, call the toll-free number (1-800-690-6903). You may call this toll-free telephone number, which is available 24-hours a day, and follow the pre-recorded instructions. Please have your Notice of Internet Availability or proxy card available when you call. If you hold your shares in street

DOMA HOLDINGS, INC.	| 7 |	2023 PROXY STATEMENT

name, your broker, bank, trustee or other nominee may provide you with additional instructions regarding voting your shares by telephone. Votes submitted telephonically must be received by 11:59 p.m., Eastern Daylight Time, on June 7, 2023.
Vote By Mail
If you hold your shares directly in your name as a stockholder of record, to vote by mail you must request paper copies of the proxy materials. Once you receive your paper copies, you will need to mark, sign, and date the proxy card and return it in the prepaid return envelope provided. Your proxy card must be received no later than the close of business on June 7, 2023.
If you hold your shares in street name through a broker, bank, trustee or other nominee and want to vote by mail, you must request paper copies of the proxy materials. Once you receive your paper copies, you will need to then complete, sign and date the voting instruction form and return it in the prepaid return envelope provided. Your voting instruction form must be received no later than the close of business on June 7, 2023.
Vote By Internet During the Meeting
You may vote your shares online by going to www.virtualshareholdermeeting.com/DOMA2023. Note that your vote must be submitted by the close of polls during the Annual Meeting.
How does a proxy work?
Doma’s Board is requesting your proxy. When you give your proxy, it means that you authorize the persons named as proxies therein to vote your shares at the Annual Meeting in the manner you specify in your proxy (or to exercise their discretion as described herein). If you hold your shares as a record holder and sign and return a proxy card but do not specify how to vote on a proposal, the persons named as proxies will vote your shares in accordance with the Board’s recommendations.
The Board has recommended that stockholders vote:
• “FOR” the election of each of the Class III director nominees named in Proposal No. 1;
• “FOR” ratification of the appointment of Doma’s independent registered public accounting firm, as set forth in Proposal No. 2; and
• “FOR” the Reverse Stock Split Proposal, as set forth in Proposal No. 3.
Also, when you give your proxy it means that you authorize the persons named as proxies to vote on any other matter properly presented at the Annual Meeting in the manner they determine is appropriate. Doma does not know of any other matters to be presented at the Annual Meeting as of the date of this proxy statement.
May I change my vote?
Yes. If you hold your shares as a record holder, you may revoke your proxy or change your vote at any time prior to the final tallying of votes by:
• Delivering a written notice of revocation to Doma’s Corporate Secretary at the Office of the Corporate Secretary, 101 Mission Street, Suite 1050, San Francisco, California 94105;
• Submitting another timely vote via the internet, by telephone or by mailing a new proxy (following the instructions listed under the “How do I vote my shares?” section above); or
• If you are eligible to vote during the Annual Meeting, you also can revoke your proxy or voting instructions and change your vote during the Annual Meeting by logging into the website at www.virtualshareholdermeeting.com/DOMA2023 and following the voting instructions.
If your shares are held in street name, you will need to contact your broker, bank, trustee or nominee for instructions on how to revoke or change your voting instructions. Virtual attendance at the Annual Meeting constitutes “presence” in person for purposes of a quorum at the Annual Meeting.

DOMA HOLDINGS, INC.	| 8 |	2023 PROXY STATEMENT

What constitutes a quorum?
A quorum of stockholders is necessary in order to transact business at the Annual Meeting. The presence electronically or representation by proxy of a majority in voting power of the shares of Common Stock of the Company entitled to vote at the Annual Meeting is necessary to establish a quorum. Virtual attendance at our Annual Meeting constitutes “presence” for purposes of a quorum at the meeting. Abstentions and broker non-votes are included in the shares present or represented at the Annual Meeting for purposes of determining whether a quorum is present. If a quorum is not present, the chair of the Annual Meeting may adjourn the meeting until a quorum is obtained.
Who is paying for this proxy solicitation?
The accompanying proxy is solicited by and on behalf of our Board of Directors, and the entire cost of our solicitation will be borne by us.
Who will count the vote?
Votes will be tabulated by an independent inspector of elections.
Where can I find the voting results of the Annual Meeting?
We will report the final results of the voting at the Annual Meeting on a Current Report on Form 8-K filed with the SEC.
Who can attend the Annual Meeting?
Only stockholders as of the record date, April 13, 2023, or their duly appointed proxies, may attend.

DOMA HOLDINGS, INC.	| 9 |	2023 PROXY STATEMENT

What vote is necessary to approve each matter to be voted on at the Annual Meeting?
The following table provides a summary of the voting criteria for the Board’s voting recommendations for the matters on the agenda for this Annual Meeting:

Proposal	Voting Options	Votes Required for Approval	Withheld / Abstentions	Broker Non-Votes	Broker Discretionary Vote Permitted	Board’s Voting Recommendation
1. Election of the Class III director nominees.	“FOR” or “WITHHELD”
The plurality of the votes cast by the stockholders present (electronically) or represented by proxy at the meeting and entitled to vote thereon. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.
			WILL HAVE NO EFFECT.	WILL HAVE NO EFFECT.	NO	FOR the election of each of the director nominees
2. Ratify the appointment of Deloitte as Doma’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	“FOR,” “AGAINST” or “ABSTAIN” from voting	Affirmative vote of the holders of a majority of the votes cast by the stockholders present (electronically) or represented by proxy at the meeting.	WILL HAVE NO EFFECT.	WILL HAVE NO EFFECT.	YES	FOR
3. The Reverse Stock Split Proposal.	“FOR,” “AGAINST” or “ABSTAIN” from voting	Affirmative vote of the holders of a majority of the voting power of the Common Stock outstanding and entitled to vote at the meeting.	WILL HAVE THE EFFECT OF A VOTE “AGAINST”.	WILL HAVE NO EFFECT.	NO	FOR

DOMA HOLDINGS, INC.	| 10 |	2023 PROXY STATEMENT

Overview of Proposals
This proxy statement contains three proposals requiring stockholder action, each of which is discussed in more detail below.

Proposal No. 1	Requests the election of the two nominees named in the proxy statement to serve as Class III directors for a three-year term or until their successors have been duly elected and qualified.
Proposal No. 2	Requests the ratification of the appointment of Deloitte & Touche LLP as Doma’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Proposal No. 3	Requests the approval of the Reverse Stock Split Proposal.

DOMA HOLDINGS, INC.	| 11 |	2023 PROXY STATEMENT

Proposal No. 1 - Election of Directors
The Board has nominated each of Dr. Lawrence Summers and Maxine Williams as a Class III director nominee for election at the Annual Meeting.
Board Recommendation

The Board recommends that you vote “FOR” the election of each of Dr. Lawrence Summers and Maxine Williams as Class III directors.
Our Board is currently composed of seven directors. As described in our amended and restated certificate of incorporation (the “Certificate of Incorporation”) our Board is currently divided into three classes. The term of our Class III directors expires at this Annual Meeting. The term of our Class I directors expires at the annual meeting of stockholders in 2024 (the “2024 Annual Meeting”) and the term of our Class II directors expires at the annual meeting of stockholders in 2025 (the “2025 Annual Meeting”). The following table describes the schedule for the election of our directors over the next three annual meetings and the terms our directors will serve if elected.

Meeting	Class of Directors	Term
2023 Annual Meeting	Class III	Three-year term expiring at 2026 annual meeting
2024 Annual Meeting	Class I	Three-year term expiring at 2027 annual meeting
2025 Annual Meeting	Class II	Three-year term expiring at 2028 annual meeting
If you return a duly executed proxy card without specifying how your shares are to be voted, the person(s) named in the proxy card will vote to elect Dr. Lawrence Summers and Maxine Williams as Class III directors. Each Class III director nominee currently serves on our Board and has indicated their willingness to continue to serve if elected. However, if any director nominee should be unable to serve, or for good cause will not serve, the shares of Common Stock represented by proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce its size. If the Board designates a substitute nominee, persons named as proxies will vote “FOR” that substitute nominee. Our Board has no reason to believe that any of the nominees will be unable to serve if elected.

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Our Board of Directors
The biographies of each of our current directors, including our Class III director nominees, are provided below. Each of the biographies highlights specific experience, qualifications, attributes and skills that led us to conclude that such person should serve as a director. We believe that, as a whole, our Board represents the highest standards of personal and professional integrity and possesses the requisite skills and characteristics, leadership traits, work ethic and independence to provide effective oversight. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. No arrangements or understandings exist between any director and any other person pursuant to which such person was selected as a director or nominee.
Information concerning each director is based in part on information received from him or her and in part from Doma’s records. The director biographies are listed in the following order: first, the Class III director nominees, second, the Class I directors and third, the Class II directors.
Director Biographies
The following is a brief biographical summary of the experience of our directors and director nominees. Ages listed below are as of March 15, 2023.

Class III director nominees to be elected at this Annual Meeting (and if elected, their subsequent terms to expire in 2026).
Lawrence Summers, Ph.D. Director Since: September 2019 Age: 68 Committee Memberships: • Nominating and Corporate Governance (Chair)	Dr. Summers has served as a member of our Board of Directors since September 2019. Since January 2011, Dr. Summers has served as the Charles W. Eliot University Professor & President Emeritus of Harvard University and the Weil Director of the Mossavar-Rahmani Center for Business & Government at the Harvard Kennedy School. From January 2009 to December 2010, Dr. Summers served as Director of the National Economic Council for President Obama. Dr. Summers previously served as President of Harvard University, and he has also served in various other senior policy positions, including as Secretary of the Treasury and Vice President of Development Economics and Chief Economist of the World Bank. Dr. Summers currently serves as the Chairman of the International Advisory Board at Santander Bank and on the board of directors of Square, a publicly traded financial services and mobile payments company, Skillsoft Corporation, a publicly traded digital learning company, in addition to the boards of directors of a number of privately held companies. He also served on the board of directors of LendingClub, a publicly traded peer-to-peer lending company from December 2012 until March 2018. He holds a B.S. in Economics from the Massachusetts Institute of Technology and a Ph.D. in Economics from Harvard University. We believe Dr. Summers is qualified to serve as a member of our Board of Directors because of his extensive economic, financial and business experience.
Maxine Williams Director Since: July 2021 Age: 52 Committee Memberships: • Audit & Risk • Compensation	Ms. Williams has served as the Chief Diversity Officer of Meta Platforms, Inc. (formerly Facebook, Inc.) since September 2013 reporting to the Chief Operating Officer. In that capacity she brings an inclusive lens to the development of product, policy and people programs. Ms. Williams previously led the Diversity & Inclusion efforts at the law firm White & Case LLP and previously served as a member of the board of directors of Massy Group, Inc., a publicly traded conglomerate based in the Caribbean. She has practiced as an attorney in civil, criminal and industrial courts. She received her B.A. from Yale University and her law degree from Oxford University. We believe that Ms. Williams is qualified to serve as a member of our Board of Directors because of her extensive experience in senior management roles in the technology and legal industries.

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Class I directors with their terms to expire in 2024.
Max Simkoff Doma Founder & Chief Executive Officer Director Since: September 2016 Age: 41
Mr. Simkoff is the founder of Doma and has served as Chief Executive Officer and as a member of our Board of Directors since our founding in September 2016. Prior to founding Doma, Mr. Simkoff served as the Vice President of Strategic Initiatives at Cornerstone OnDemand, a cloud-based people development company, from October 2014 to August 2016. Mr. Simkoff co-founded Evolv, Inc., an enterprise predictive analytics software company, and served as its Chief Executive Officer from November 2006 until its acquisition by Cornerstone OnDemand in October 2014. Mr. Simkoff received a B.A. in History from Northwestern University. We believe that Mr. Simkoff is qualified to serve as a member of our Board of Directors because of his historical knowledge of the business, extensive experience and leadership in the technology industry in addition to the continuity he brings as our founder and Chief Executive Officer.

Serena Wolfe Director Since: July 2021 Age: 43 Committee Memberships: • Audit & Risk (Chair)	Ms. Wolfe is Chief Financial Officer of Annaly Capital Management, Inc. (“Annaly”). Ms. Wolfe has over 20 years of experience in accounting, of which 13 years were focused solely in real estate practice. Prior to joining Annaly in December 2019, Ms. Wolfe had served as a Partner at Ernst & Young LLP (“EY”) since 2011. Ms. Wolfe held a variety of roles across industries since beginning her career at EY in 1998, including most recently as EY’s Central Region Real Estate Hospitality & Construction leader since 2017. Ms. Wolfe currently serves on the boards of Berkshire Grey, Inc. and Doma. Ms. Wolfe received a Bachelor of Commerce in Accounting from the University of Queensland. Ms. Wolfe is a Certified Public Accountant in the states of New York, California, Illinois and Pennsylvania. We believe that Ms. Wolfe is qualified to serve as a member of our Board of Directors because of her extensive experience in the real estate sector as both a public company audit partner and her financial expertise as a chief financial officer of a public company.
Matthew E. Zames Director Since: January 2019 Chairperson of the Board Since: April 2021 Age: 52 Committee Memberships: • Audit & Risk • Compensation (Chair) • Nominating and Corporate Governance
Mr. Zames has served as a member of our Board of Directors since January 2019 and as Chairperson of the board of directors since April 2021. From April 2018 to April 2021, Mr. Zames was President of Cerberus Capital Management and Chairman of Cerberus Technology Solutions, where he had broad responsibilities across the firm’s global platform and lead a number of operational and strategic initiatives, including overseeing all investments in the financial services industry, growing the understanding and use of technology, data, and AI in investment activities and at the firm’s portfolio companies, and helping the firm identify and capitalize on new investment strategies. Prior to that, Mr. Zames was the Chief Operating Officer (“COO”) and a member of the Operating Committee of JPMorgan Chase & Co. from 2012 to 2017. In his role as COO, his responsibilities included the firm’s Chief Investment Officer (“CIO”), the Oversight and Control Group, Treasury & Funding, Mortgage Banking Capital Markets, Compliance, One Equity Partners, Corporate Strategy, Regulatory Affairs, Global Technology and Operations, Global Real Estate, Procurement, Security & Safety, General Services, and Military & Veteran Affairs. Mr. Zames was co-COO from July 2012 until April 2013 when he assumed the full COO position. Previously, he was CIO of JPMorgan Chase. Prior to 2012, Mr. Zames held a series of senior roles in the firm’s Investment Bank. He was co-head of Global Fixed Income for J.P. Morgan’s Investment Bank and head of Chase’s Mortgage Banking Capital Markets. Before that, he managed several leading Markets businesses, including Rates, Foreign Exchange, Public Finance, Securitized Products Group, and the Tax Exempt Capital Markets business. Before joining J.P. Morgan in 2004, Mr. Zames worked at Credit Suisse, where he was co-head of Global Dollar Interest Rate Trading, a member of the Fixed Income Operating Committee, and the Credit Suisse First Boston Management Council. Mr. Zames is a former member of the Federal Reserve Bank of New York’s Investor Advisory Committee on Financial Markets, a former member and chairman of the U.S. Treasury Department’s Treasury Borrowing Advisory Committee and a former member of the Federal Reserve Bank of New York’s Treasury Market Practices Group. He currently serves on the board of directors of Immuta (a data governance company), and is an advisor to BREX (a B2B financial products company focusing on corporate cards). He is a member of The Economic Club of NY and a member of the Council on Foreign Relations. Mr. Zames also serves on the MIT Sloan Finance Group Advisory Board, the board of directors of the Marine Corps-Law Enforcement Foundation, the board of directors of Guiding Eyes for the Blind and the Institute for Veterans and Military Families Advisory Board at Syracuse University. Mr. Zames received a B.S. from the Massachusetts Institute of Technology. We believe that Mr. Zames is qualified to serve as a member of our Board of Directors because of his extensive economic, financial, technology, data, artificial intelligence and business experience.

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Class II directors with their terms to expire in 2025.
Stuart Miller Director Since: January 2019 Age: 65
Mr. Miller has served as a member of our Board of Directors since January 2019. Mr. Miller has served as the Executive Chairman of Lennar Corporation, a publicly traded nationwide homebuilder, since April 2018 and as a director of Lennar since April 1990. Mr. Miller previously served as Lennar’s Chief Executive Officer from April 1997 to April 2018. Mr. Miller also served as President of Lennar from April 1997 to April 2011. He also currently serves as a member of the board of directors of Five Point Holdings, LLC, a publicly traded home developer. He received his A.B. from Harvard University and his J.D. from the University of Miami School of Law. We believe that Mr. Miller is qualified to serve as a member of our Board of Directors because of his extensive leadership experience and success in the housing industry.

Charles Moldow Director Since: November 2016 Age: 57	Mr. Moldow has served as a member of our Board of Directors since November 2016. Mr. Moldow has been a General Partner at Foundation Capital since September 2005. He has served as a director of Auxmoney Europe Ltc. since 2016 and currently serves as a member of the boards of directors of a number of other privately held companies. He received his B.S. in Economics from the University of Pennsylvania and his M.B.A. from Harvard Business School. We believe that Mr. Moldow is qualified to serve as a member of our Board of Directors because of his extensive experience in the technology industry, including as a founder of, venture capital investor in, and director of, several technology companies.

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Corporate Governance
Role and Responsibilities of the Board of Directors
The Board believes that strong corporate governance is critical to achieving Doma’s performance goals, enhancing stockholder value, and maintaining the trust and confidence of investors, employees, regulatory agencies and other stakeholders.
The primary responsibilities of the Board are to:
•Review Doma’s long-term strategies and set long-term performance metrics;
•Review and approve Doma’s annual business plan and multi-year strategic plan, regularly review performance against such plans and ensure alignment between the Company’s actions and its longer-term strategic objectives;
•Review risks affecting Doma and its processes for managing those risks, and oversee management performance with regard to various aspects of risk management, compliance and governance;
•Select, evaluate and compensate the Chief Executive Officer;
•Plan for succession of the Chief Executive Officer and members of the executive management team;
•Review and approve major transactions;
•Through its Audit & Risk Committee, select and oversee Doma’s independent registered public accounting firm;
•Oversee financial matters, including financial reporting, financial controls and capital allocation;
•Recommend director candidates for election by stockholders; and
•Evaluate the Board’s composition and effectiveness.
Corporate Governance Guidelines
The Corporate Governance Guidelines (the “Governance Guidelines”) are reviewed, at least annually, by the Nominating and Corporate Governance Committee. The Governance Guidelines can be found at https://investor.doma.com under “Governance > Documents & Charters.” The Governance Guidelines, along with Doma’s Certificate of Incorporation and amended and restated bylaws (the “Bylaws”), embody the following governance principles and practices, among others:
•A majority of the members of the Board must be independent directors and all members of the Audit & Risk, Compensation, and Nominating and Corporate Governance Committees must be independent.
•Independent members of the Board and its committees may meet in executive session, as desired, outside the presence of management or the CEO during each Board or committee meeting. The Chairperson of the Board, Matthew E. Zames (or the applicable committee chair - Ms. Wolfe, Mr. Zames or Dr. Summers) presides over these sessions.
•Doma maintains a policy prohibiting directors and employees, including executive officers and other officers, from hedging or pledging their shares of Common Stock.
•The Board and each committee conduct performance reviews through a combination of online questionnaires and individual director interviews.
•The Board and its committees may engage their own advisors.
•In accordance with our Governance Guidelines and the listing standards of the NYSE, our non-employee directors meet regularly in executive sessions of the Board and/or its committees, as applicable, without

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management present. Our Chairperson of the Board (or the applicable committee chair) presides over these sessions.
The Nominating and Corporate Governance Committee considers director skill sets in light of the Company’s present and future businesses to ensure Board effectiveness. The Chairperson of the Board also meets with each director periodically to assess Board effectiveness.
Code of Ethics and Business Conduct
The Board has adopted a written Code of Ethics and Business Conduct (the “Code of Conduct”), which applies to all of our employees, officers and directors. Doma’s Code of Conduct can be found at https://investor.doma.com under “Governance > Documents & Charters.” In addition, we intend to post on our website all disclosures that are required by law or the NYSE listing rules concerning any amendments to, or waivers from, any provision of our Code of Conduct as stated therein.
Board Leadership Structure
Doma does not have a formal rule as to whether our Chairperson of the Board and Chief Executive Officer positions should be separate individuals. We believe that it is in the best interests of the Company to have the flexibility to evaluate our leadership structure over time as part of Doma’s ongoing succession planning process. Our Governance Guidelines provide that an independent “Lead Director” may be elected from among the independent directors when the Chairperson of the Board is not an independent director. We do not have a Lead Director at this time, as our Chairperson (who is an independent director) and Chief Executive Officer positions are held by separate individuals.
The Board believes that the current leadership structure has created an environment of open, transparent communication between the Board and management, enabling the Board to maintain an active, informed role in oversight by being able to monitor those matters that may present significant risks to Doma.
While it is the opinion of the Board that its leadership structure is appropriately balanced between promoting Doma’s strategic development with the Board’s management oversight function, in the future, when the Board contemplates either CEO succession or Board Chairperson succession, it may choose to change this governance structure at any time.
Director Independence
For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with Doma that would interfere with the director’s exercise of independent judgment or that would render the director incapable of making a decision guided by only the best interests of the Company. The Board has adopted the Governance Guidelines, which include the standards for determining director independence. The Governance Guidelines conform to the independence requirements of the NYSE listing standards, and as applicable for members of the Audit & Risk Committee, Rule 10A-3 of the Exchange Act (the “Rule 10A-3”). The Governance Guidelines can be found at https://investor.doma.com under “Governance > Documents & Charters.”
Our Board is currently composed of seven directors, four of whom (representing a majority) are independent. The current independent members of the Board of Directors are:

Lawrence Summers	Maxine Williams	Serena Wolfe	Matthew E. Zames
The Board affirmatively determined that each of Dr. Summers, Ms. Williams, Ms. Wolfe and Mr. Zames met the NYSE listing standards for independence. Three of our former directors that served during the 2022 fiscal year were also affirmatively determined to be independent by the Board: Ms. Sharda Cherwoo, Mr. Mark D. Ein and Ms. Karen Richardson. In addition to the NYSE listing standards for independence, the Board considered transactions and relationships between each director and any member of his or her immediate family on one

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hand, and Doma, on the other, to confirm that there were no transactions or relationships that would impair such director’s independence.
Each member of the Board’s Audit & Risk, Compensation, and Nominating and Corporate Governance Committees is independent within the meaning of the NYSE listing standards and each member of the Audit & Risk Committee is also independent within the meaning Rule 10A-3.
Stockholder Communications with the Board of Directors
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach practices include investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our SEC filings, news releases, and our website. Our conference calls in connection with quarterly earnings releases are open to the public in real time and available as archived webcasts on our website for a period of time.
Per our Governance Guidelines, the Board has adopted a process for stockholders and other interested parties to send communications to the Board or any director(s), including our Chairperson. All such communications should be sent by mail addressed to the Board or any particular director(s), including our Chairperson, at 101 Mission Street, Suite 1050, San Francisco, California 94105, c/o the Corporate Secretary of Doma Holdings, Inc. All communications received by the Corporate Secretary will be sent directly to the Board or the relevant director(s).
Board Meetings and Attendance at Annual Meeting
The full Board of Directors met six times in 2022. Board members are expected to prepare for, attend and participate in all meetings of the Board and committees on which they serve. Each of our incumbent directors attended at least 87% of the total number of Board and committee meetings during his or her tenure on the Board and applicable committees in 2022. We do not maintain a formal policy regarding director attendance at an annual meeting; however, it is expected that directors will attend the Annual Meeting.
Management Succession Planning
The Board’s Compensation Committee has principal responsibility for consulting with the Chief Executive Officer and periodically reviewing the Company’s management succession planning, including policies for Chief Executive Officer selection and succession in the event of the incapacitation, retirement or removal of the Chief Executive Officer, and evaluations of, and development plans for, any potential successors to the Chief Executive Officer.

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Committee Membership
The Board has established the following standing committees to assist in its oversight responsibilities: an Audit & Risk Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by our Board. Current copies of the charters of the Audit & Risk Committee, Compensation Committee, and Nominating and Corporate Governance Committee are available at https://investor.doma.com under “Governance > Documents & Charters.”
As reported in the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2023, on January 11, 2023, each of Ms. Cherwoo, Ms. Richardson and Mr. Ein voluntarily resigned from the Board. For all of 2022, Ms. Cherwoo was a member of the Audit & Risk Committee and Ms. Richardson was a member of the Audit & Risk Committee and the Nominating and Corporate Governance Committee. In connection with the resignations, effective January 13, 2023, Mr. Zames and Ms. Williams replaced Ms. Cherwoo and Ms. Richardson on the Audit & Risk Committee, respectively, and the Nominating and Corporate Governance Committee charter was amended to set the minimum number of independent directors at two.

	Audit & Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lawrence Summers			CHAIR
Maxine Williams	•	•
Serena Wolfe	CHAIR +
Matthew E. Zames	•	CHAIR	•
Number of Meetings in 2022	7	6	2
	CHAIR = Committee Chair	+ = Financial Expert	• = Member
Audit & Risk Committee
The Audit & Risk Committee, as set forth in its charter, assists the Board in fulfilling its responsibilities by providing oversight relating to, among other things:
•Appointing, compensating, retaining and overseeing our independent registered public accounting firm;
•Evaluating the independence of our independent registered public accounting firm;
•Reviewing with our independent registered public accounting firm the scope and results of its audit;
•Approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•Overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•Discussing guidelines and policies governing the process by which senior management assesses and manages our exposure to risk, our major financial risk exposures and the steps we have taken to monitor and control such risks;
•Reviewing the Company’s policies and practices with respect to related party transactions and review such transactions subject to the requirements of such policies;
•Preparing, to the extent required, an audit committee report to be included in the Company’s proxy statement or Form 10-K;
•Reviewing the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, and staffing of the Company’s internal audit function; and
•Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential

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anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.
Financial Expertise and Independence
Each member of the Audit & Risk Committee meets the independence standards of the NYSE and the SEC, as well as the financial literacy requirements of the NYSE. The Board has determined that Ms. Wolfe qualifies as an “audit committee financial expert” as defined by SEC rules, and has the financial management expertise, as determined by the Board and required by the NYSE.
Report
The Report of the Audit & Risk Committee is set forth beginning on page 31 of this proxy statement.
Compensation Committee
The Compensation Committee, as set forth in its charter, assists the Board in fulfilling its responsibilities by providing oversight relating to, among other things:
•Evaluating the performance of our Chief Executive Officer and our other executive officers in light of any goals and objectives of the Company’s executive compensation plans, and, based on such evaluation, determining and approving, or making recommendations to the Board regarding the Chief Executive Officer’s and our other executive officers’ related compensation level;
•Evaluating the appropriate level of compensation for service on our Board and Board committees by our non-employee directors and making recommendations to our Board regarding such compensation;
•Reviewing, in consultation with the Chief Executive Officer, periodically the Company’s management selection and succession planning as detailed in the Committee’s charter;
•Reviewing and assessing risks arising from the Company’s employee compensation policies and practices and whether any such risks are reasonably likely to have a material adverse effect on the Company;
•Reviewing the compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if deemed appropriate, adopting, or recommending the Board adopt, new, or amend existing, compensation plans; and
•Appointing and overseeing any compensation consultants.
Independence
Each member of the Compensation Committee meets the independence standards of the NYSE.
Delegation Authority
The Compensation Committee may form and delegate authority to subcommittees of the Chair of the committee for any purpose that the Committee deems appropriate and in the best interests of the Company.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee, as set forth in its charter, assists the Board in fulfilling its responsibilities by providing oversight relating to, among other things:
•Reviewing and making recommendations to the Board regarding committee and Board composition and size;
•Overseeing an evaluation of our Board and its committees;

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•Assisting in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on our Board and, if it deems it appropriate, establishing procedures for stockholders to follow in submitting recommendations for candidates for the Board;
•Reviewing the background and qualifications of individuals being considered as director candidates;
•Recommending to our Board the nominees for election to our Board at annual meetings of our stockholders;
•Making recommendations to the Board as to determinations of director independence;
•Developing and recommending to our Board, and periodically reviewing, the Governance Guidelines; and
•Overseeing compliance with the Company’s Governance Guidelines (and the Company’s Code of Conduct in the case of any senior executive officer or director).
Independence
Each member of the Nominating and Corporate Governance Committee meets the independence standards of the NYSE.
Compensation Consultant and Independence
To support our Compensation Committee in fulfilling its duties, it has retained a third-party compensation consultant to assist the Board with the design and evaluation of compensation for our executive officers and directors.
During 2022, the Compensation Committee retained Mercer (US) Inc. (“Mercer (US)”) and Mercer Consulting (Australia) Pty Ltd. (and, together with Mercer (US), “Mercer”), as its independent compensation consultant (the “Compensation Consultant”).
The Compensation Consultant reported directly to the Compensation Committee. Pursuant to its charter, our Compensation Committee has the sole authority to retain, and replace as needed, compensation consultants to provide independent advice to our Compensation Committee, as well as the sole authority to approve the consultants’ fees and other terms and conditions of retention. A representative from the Compensation Consultant participated in meetings of the Compensation Committee and met with the committee outside of the presence of management, as requested, and directly communicated with the chair of the Compensation Committee between meetings. However, the Compensation Committee made all decisions regarding the compensation paid to Doma’s named executive officers.
The Compensation Consultant provided various executive compensation advisory services to the Compensation Committee pursuant to a written consulting agreement. Generally, these services included advising the Compensation Committee on the principal aspects of Doma’s executive and director compensation programs, assisting in the selection of the compensation peer group, providing market information and analysis regarding the competitiveness of our compensation program design, reviewing Doma’s executive compensation disclosures, and informing the Compensation Committee about emerging compensation-related regulatory and industry issues.
The Compensation Committee considers the independence of the Compensation Consultant under SEC rules and NYSE listing standards. The Compensation Committee has received a written statement of independence from the Compensation Consultant, which addressed the following factors: (1) other services provided to Doma by the Compensation Consultant; (2) amount of fees paid by the Company as a percentage of the Compensation Consultant’s total revenues; (3) policies or procedures maintained by the Compensation Consultant that are designed to prevent a conflict of interest; (4) any shares of Common Stock owned by the individual consultants involved in the engagement; (5) any business or personal relationships between the individual consultants involved in the engagement and any member of the Compensation Committee; and (6) any business or personal relationships between our executive officers and the Compensation Consultant or the individual consultants

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involved in the engagement. At this time, the Compensation Committee has concluded that the work of the Compensation Consultant does not raise any conflicts of interest.
The Board of Directors’ Role in Risk Oversight
Our Board has ultimate responsibility for oversight of Doma’s risk management function, which is designed to identify, assess and monitor fundamental financial and business risks across the Company’s operations and consider ways to address and mitigate those risks. The Board recognizes that achieving the Company’s strategic and commercial objectives involves taking calculated risks and that those risks may evolve over time. One of the Board’s primary responsibilities includes reviewing assessments of, and advising management with respect to, significant risks and issues facing the Company, including, but not limited to, competitive, economic and regulatory risks.
To assist with this oversight, the Board has charged its designated committees to assist with the oversight of certain categories of risk management, and the committees report to the Board regularly on these matters.
•The Audit & Risk Committee reviews and discusses guidelines and policies governing the process by which senior management assesses and manages the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
•The Compensation Committee, in approving and evaluating the Company’s executive compensation plans, policies and programs, takes into account the degree of risk to the Company that such plans, policies and programs may create and reviews and discusses, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements; and
•The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, as well as our overall governance structure.
Nominations Process
The Nominating and Corporate Governance Committee will consider for nomination to the Board director candidates recommended by stockholders and members of the Board. The candidates will be evaluated based on the needs of the Board and Doma at that time. The Board seeks representation across a range of professional experiences, and that reflects gender, race, ethnic, and geographic diversity. The minimum qualifications and attributes the Nominating and Corporate Governance Committee believes a director nominee must possess include:
•Knowledge of the business of Doma;
•A proven record of accomplishment;
•Integrity and sound judgment in areas relevant to the business;
•Ability to engage, challenge and stimulate management;
•Willingness to commit the time necessary for Board service;
•Impartiality in representing stockholders; and
•Independence.
To recommend a candidate, stockholders may send, in writing, the candidate’s name, credentials, contact information, and his or her consent to be considered as a candidate to the Chair of the Nominating and Corporate Governance Committee at c/o the Corporate Secretary, Doma Holdings, Inc., 101 Mission Street, Suite 1050, San Francisco, California 94105. The stockholder should also include his or her contact information and a statement of his or her share ownership. The nomination deadline for this Annual Meeting has now closed.

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A stockholder wishing to nominate a candidate must comply with the notice and other requirements described in this proxy statement under “Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting.”
Policy on Review and Approval of Transactions with Related Persons
Our Board of Directors recognizes that transactions with related persons can present a heightened risk of conflicts of interests (or the perception thereof). The Company has adopted a written policy on “related person transactions” that is in conformity with the requirements for issuers having publicly held common stock that is listed on the NYSE. Transactions covered by the policy are transactions involving Doma in excess of $120,000 in any year in which any director, nominee, executive officer, or greater-than-five percent beneficial owner of the Company, or any of their respective immediate family members, has or had a direct or indirect material interest, other than as a director and/or less-than-ten percent owner of an entity involved in the transaction. The policy states that, except for the limited exceptions specifically stated in the policy, related person transactions in any calendar year must be reviewed by the Corporate Secretary and as set forth in the policy, approved or ratified by the Audit & Risk Committee. On an annual basis, the Audit & Risk Committee reviews previously approved related person transactions to determine whether such transactions should continue.
Described below are all transactions occurring since January 1, 2021, in which the amounts involved exceeded or will exceed $120,000, and any of our directors, executive officers or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which we have been or will be a party other than compensation arrangements, which are described under the sections “Director Compensation” or “Executive Compensation.” Capitalized terms used below and not otherwise defined herein have the meanings set forth in our 2022 Form 10-K.
Agreements Related to the Merger Agreement
Sponsor Support Agreement
On March 2, 2021, concurrently with the execution of the Merger Agreement, Capitol entered into a sponsor support agreement with the Sponsors (as defined in Note 3 to our consolidated financial statements included in our 2022 Form 10-K) and Doma. Pursuant to the sponsor support agreement, the Sponsors agreed, among other things, (i) to vote in favor of the Business Combination proposal and the transactions contemplated thereby, (ii) that the Sponsor Covered Shares (as defined in Note 2 to our consolidated financial statements included in our 2022 Form 10-K) will become unvested and subject to forfeiture unless certain earnout conditions are satisfied, (iii) to forfeit additional Capitol Class B common stock conditioned on certain redemptions of Capitol Class A common stock, (iv) to forfeit additional Capitol Class B common stock conditioned on certain transaction expenses of Capitol exceeding a threshold, (v) subject to customary permitted transfers, not to transfer any equity securities of Capitol or us until one year after July 28, 2021; except that the Sponsor Covered Shares cannot be transferred until the earlier of (A) three years after July 28, 2021 or (B) the date on which the Sponsor Covered Shares vest, (vi) to waive certain anti-dilution adjustments relating to the conversion of the Capitol Class B common stock into our common stock and (vii) to donate an aggregate of $5 million of common stock to a charity to be mutually agreed to by each such Sponsor and Old Doma.
Old Doma Support Agreement
On March 2, 2021, following the execution of the Merger Agreement, Capitol also entered into the Old Doma support agreements, by and among Capitol, Old Doma and certain stockholders of Old Doma. Under the Old Doma support agreements, these stockholders agreed, among other things, to execute and deliver a written consent with respect to the outstanding shares of Doma capital stock held by them adopting the Merger Agreement and related transactions and approving the Business Combination. The Old Doma Support Agreements also obligated these stockholders to deliver a lock-up agreement at the closing. The lock-up

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agreements terminated on January 24, 2022 at 11:59 p.m. Eastern Time. The Old Doma support agreements terminated, in accordance with their terms, on July 28, 2021.
Registration Rights Agreement
On July 28, 2021, pursuant to the terms of the Merger Agreement, Doma, the Sponsors, certain Old Doma stockholders and certain of their respective affiliates entered into the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we are required to register for resale under the Securities Act, certain shares of our Common Stock and other equity securities that are held by the parties thereto from time to time.
Indemnification Agreements
On July 28, 2021, we entered into indemnification agreements with our directors, executive officers and other employees as determined by our board of directors. Each indemnification agreement provides for indemnification and advancements by us of certain expenses and costs relating to claims resulting from his or her involvement as a director or officer or from his or her service at the request of us as a director, officer, employee or agent for another entity.
PIPE Financing
Lennar Title Group, LLC (“Lennar Title”) entered into a subscription agreement with Capitol in March 2021, pursuant to which it agreed to purchase 500,000 shares of our common stock. Prior to July 28, 2021, Lennar Title assigned its subscription agreement to LENX ST Investor, LLC (“LENX ST Investor”) and transferred all of its Old Doma capital stock to LENX ST Investor. Prior to the Business Combination, LENX ST Investor held more than 5% of Old Doma capital stock. Eric Feder, who was a member of Old Doma’s board of directors until his resignation in March 2021, and Stuart Miller, who was a member of Old Doma’s board of directors prior to the Business Combination and is a member of Doma’s board of directors following the consummation of the Business Combination, are also affiliates of Lennar Title and LENX ST Investor.
Certain Transactions
Doma Title Insurance, Inc. (formerly North American Title Insurance Company) has underwriting arrangements with certain entities affiliated with LENX ST Investor. During the years ended December 31, 2022, 2021 and 2020, Doma recorded revenues of $134.9 million, $114.2 million and $88.6 million, respectively, from these transactions. During the years ended December 31, 2022, 2021 and 2020, Doma recorded premiums retained by third-party agents of $108.4 million, $92.5 million and $71.2 million, respectively, from these transactions. As of December 31, 2022, 2021 and 2020, Doma had net receivables related to these transactions of $4.2 million, $3.9 million and $4.4 million, respectively. Lennar Title became at the time of the NATIC Transaction the beneficial owner of more than 5% of Old Doma capital stock. Eric Feder, who was a member of Old Doma’s board of directors until his resignation in March 2021, and Stuart Miller, who was a member of Old Doma’s board of directors and is a member of Doma’s board of directors following the consummation of the Business Combination, are also affiliates of Lennar Title and LENX ST Investor.
For the year ended December 31, 2022, Doma paid SCOR Global P&C SE, an affiliate of SCOR U.S. Corporation, fees of $2.7 million for a reinsurance policy. For the years ended December 31, 2021 and 2020, Old Doma paid SCOR Global P&C SE fees of $6.7 million and $1.9 million, respectively, for a reinsurance policy. As of December 31, 2022, 2021 and 2020, accounts payable included amounts due to SCOR Global P&C SE of $0.03 million, $0.4 million and $0.5 million, respectively. SCOR U.S. Corporation became a beneficial owner of more than 5% of Old Doma capital stock in January 2019. Adrian Jones, who served as Deputy CEO of P&C Partners, SCOR SE until January 2021, was a member of Old Doma’s board of directors from January 2018 until his resignation in June 2019.
Sponsor-Related Agreements
Sponsor Shares
In May 2019, Capitol effectuated a dividend of one share of Capitol Class B common stock for each share of Capitol Class B common stock outstanding, resulting in the Sponsors (as defined in Note 3 to our consolidated financial statements included in our 2022 Form 10-K) holding an aggregate of 10,062,500 shares of Capitol Class B common stock. In November 2020, Capitol effected an approximately 0.8571-for-1 reverse stock split with respect to its Class B common stock, resulting in its Sponsors holding an aggregate of 8,625,000 shares of

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Capitol Class B common stock. The Sponsors thereafter transferred 50,000 shares of Capitol Class B common stock to each of Capitol’s independent directors at the same per-share purchase price paid by the Sponsors. Prior to the initial investment in Capitol of $25,000 by the Sponsors, Capitol had no assets, tangible or intangible. The per-share price of the Capitol Class B common stock was determined by dividing the amount contributed to Capitol by the number of shares of Capitol Class B common stock issued. The number of shares of Capitol Class B common stock issued was determined based on the expectation that the Capitol Class B common stock would represent 20% of Capitol’s outstanding shares after Capitol’s initial public offering. In connection with the consummation of the Business Combination, the Sponsors forfeited 1,996,677 shares of Capitol Class B common stock for no consideration. The remaining shares automatically converted, on a one-for-one basis into shares of our Common Stock. Of the 6,628,232 shares of Common Stock held by the Sponsors, 1,325,664 became unvested at closing of the Business Combination and are subject to forfeiture unless certain earnout conditions are satisfied.
Private Placement Warrants
The Sponsors purchased an aggregate of 5,833,333 private placement warrants (for a total purchase price of $8,750,000) from Capitol in a private placement that occurred simultaneously with the consummation of Capitol’s initial public offering. The private placement warrants are identical to the public warrants except that the private placement warrants, (i) subject to limited exceptions, are not redeemable by us, (ii) may be exercised for cash or on a cashless basis and (iii) are entitled to registration rights (including the shares of our common stock issuable upon exercise of the private placement warrants), in each case, so long as they are held by the initial purchasers or any of their permitted transferees (as further described in the Warrant Agreement). If the private placement warrants are held by holders other than the initial purchasers or any of their permitted transferees, they will be redeemable by us and exercisable by the holders on the same basis as the public warrants.
Administrative Services
Prior to the Business Combination, Capitol maintained its executive offices at 1300 17th Street North, Suite 820, Arlington, Virginia 22209. Capitol also had an office in Maryland. The cost for its use of these spaces was included in the up to $20,000 per month fee Capitol paid to the Sponsors for office space, administrative and support services. Upon the consummation of the Business Combination, Capitol ceased paying these monthly fees.
Capitol also paid salaries or consulting fees to its Sponsors, officers, directors or their affiliates totaling $485,296 in the year ended December 31, 2021. Additionally, success fees totaling $1,380,000 to such individuals were paid upon consummation of the Business Combination.
Related-Party Loans
In February 2021, the Sponsors and Capitol’s directors committed to provide up to $970,000 in loans to Capitol for working capital needs in connection with the transactions contemplated by the Merger Agreement and documents related thereto. In May 2021, the Sponsors collectively committed to provide Capitol an additional $756,000 in loans. In July 2021, certain of the Sponsors provided an additional funding commitment of $627,000. Immediately prior to the closing of the Business Combination, Capitol had $1,070,000 outstanding under loans, evidenced by promissory notes, to the Sponsors. Upon consummation of the Business Combination, all such promissory notes were repaid in cash.

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DIRECTOR COMPENSATION
Our director compensation program is designed to reasonably compensate our non-employee directors for work required for a company of our size, complexity and risk, and to align the interests of our directors with those of our stockholders. The Compensation Committee reviews the compensation of our non-employee directors on an annual basis and makes recommendations to the Board.
Our 2022 director compensation program is detailed below. Prior to the closing of the Business Combination, Doma did not pay cash compensation to any of our non-employee directors.
Outside Director Compensation Policy
The Doma Holdings, Inc. Outside Director Compensation Policy (the “Director Compensation Policy”), provides non-employee directors who are also determined by the Company to satisfy the independence standards of Item 407(a) of Regulation S-K of the Exchange Act (each such director, an “Eligible Non-Employee Director”), with fixed annual cash retainer fees as well as long-term equity compensation awards for their service on the Board. Additional fixed annual cash retainer fees are paid to Eligible Non-Employee Directors for committee membership and chairperson service. Certain principal features of the compensation provided under the Director Compensation Policy are described in more detail below. The summary is qualified in its entirety by reference to the complete text of the Director Compensation Policy.
In June 2022, the Board amended the Director Compensation Policy such that only Eligible Non-Employee Directors are eligible to receive compensation under the policy in return for their service on the Board. As a result, each of Messrs. Miller and Moldow became ineligible to receive compensation under the Director Compensation Policy. Further, each of Messrs. Miller and Moldow voluntarily agreed to cancel their Initial Awards (as defined below) granted on or about October 5, 2021.
Cash & Equity Compensation
Each Eligible Non-Employee Director is entitled to receive the cash compensation set forth below for his or her service on the Board. The annual cash compensation amounts are payable quarterly in arrears on a prorated basis following the end of each quarter in which the service occurred. All annual cash fees are vested upon payment.
•Annual Board Service Retainer:
◦All Eligible Non-Employee Directors: $35,000
◦Non-Executive Chairperson: $65,000 (in lieu of above)
•Annual Committee Member Service Retainer:
◦Member of the Audit & Risk Committee: $10,000
◦Member of the Compensation Committee: $7,500
◦Member of the Nominating and Corporate Governance Committee: $5,000
•Annual Committee Chair Service Retainer (in lieu of Committee Member Service Retainer):
◦Chair of the Audit & Risk Committee: $20,000
◦Chair of the Compensation Committee: $15,000
◦Chair of the Nominating and Corporate Governance Committee: $10,000

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Certain members of the Board were granted restricted shares in connection with their initial election to the board of Old Doma. Such restricted shares vest 25% on the first anniversary of the grant date and in equal monthly installments over a three-year period thereafter, such that they will be fully vested four years after the grant date.
Pursuant to the Director Compensation Policy, upon election to the Board, each Eligible Non-Employee Director will receive an initial grant of restricted stock units with a value of $225,000 that vests over three years (an “Initial Award”). Subject to any change in the Director Compensation Policy, for each year after the year during which the director’s initial election occurs, each Eligible Non-Employee Director will be entitled to receive an annual grant of restricted stock units with a value of $150,000 (or $220,000 in the case of a non-executive chairperson) that vests on the earlier of the (i) the first anniversary of the date of grant and (ii) the date of the next annual meeting of the shareholders held after the date of grant (an “Annual Award”). Pursuant to the Director Compensation Policy, the Compensation Committee has discretion in determining the method for calculating the value of the Initial and Annual Awards.
Pursuant to the Director Compensation Policy, notwithstanding the foregoing, for each Eligible Non-Employee Director in office as of immediately prior to the closing of a Change in Control (as defined in the Omnibus Incentive Plan (as amended from time to time, “Omnibus Incentive Plan”)), each Eligible Non-Employee Director will fully vest in his or her outstanding Company equity awards, including any Initial Award or Annual Award, subject to the Eligible Non-Employee Director’s continued service on the Board through the date of the Change in Control.
Anti-Hedging and Pledging Policy
Doma’s Insider Trading Policy prohibits directors and employees, including executive officer and other officers, from selling Doma’s stock short, holding Doma securities in a margin account, or pledging Doma securities as collateral for a loan or otherwise. Additionally, individuals subject to Doma’s Insider Trading Policy are not permitted to enter into derivative or speculative transactions involving Doma securities (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Doma. All directors and named executive officers were in compliance with our Insider Trading Policy throughout 2022 and remain in compliance as of the date of this proxy statement.
Policy on Rule 10b5-1 Trading Plans
The Company’s 10b5-1 Trading Plan Guidelines governs the circumstances under which Doma directors and Section 16 officers, and others as allowed under such policy, may enter into trading plans pursuant to SEC Rule 10b5-1. Rule 10b5-1 trading plans are pre-established trading plans for sales of our Common Stock. We believe our Rule 10b5-1 Trading Plan Guidelines are effective to ensure compliance with legal requirements. Under the guidelines:
•All Rule 10b5-1 trading plans must be pre-cleared by the Company.
•A trading plan may be entered into, amended or modified only during an open trading window and while not in possession of material non-public information.
•Once adopted, the person must not exercise any influence over the amount of securities to be traded or the date of the trade.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and our named executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law. Subject to certain limitations, the indemnification agreements and our Bylaws also require us to advance expenses incurred by our directors and officers.

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Director Compensation Table
The following table presents information regarding the compensation and stock awards that we have paid or granted to the non-employee directors named below for the fiscal year ended December 31, 2022. Mr. Simkoff, our CEO, receives no compensation in connection with his service as a director, since he is an employee, and, accordingly, is omitted from this table. Note that each of Messrs. Ein and Zames voluntarily forwent their Annual Awards for 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)(2)
Sharda Cherwoo*	45,000	61,205	—	106,205
Mark D. Ein*	35,000	0	—	35,000
Stuart Miller	8,750(3)	0	—	8,750
Charles Moldow	8,750(4)	0	—	8,750
Karen Richardson*	50,000	61,205	314,000(5)	425,205
Lawrence Summers	45,000	61,205	—	106,205
Maxine Williams	42,500	61,205	—	103,705
Serena Wolfe	55,000	61,205	—	116,205
Matthew E. Zames	85,000	0	—	85,000
* As reported in the Company’s Current Report on Form 8-K filed with the SEC on January 18, 2023, on January 11, 2023, each of Ms. Cherwoo, Ms. Richardson and Mr. Ein voluntarily resigned from the Board. For all of 2022, Ms. Cherwoo was a member of the Audit & Risk Committee and Ms. Richardson was a member of the Audit & Risk Committee and the Nominating and Corporate Governance Committee.
(1)Amounts listed represent the aggregate grant date fair value of awards granted during the year referenced, computed in accordance with Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. These amounts do not reflect the actual economic value that may be realized by the named director.
(2)    This table includes all fees earned or paid in fiscal year 2022. The numbers in this table are rounded.
(3)    This reflects cash compensation paid to Mr. Miller in his capacity as a director of the Company that was paid prior to the change discussed above to the Director Compensation Policy and such amount was paid to Lennar Corporation pursuant to an agreement between Mr. Miller and Lennar Corporation.
(4)    This reflects cash compensation paid to Mr. Moldow in his capacity as a director of the Company that was paid prior to the change discussed above to the Director Compensation Policy and such amount was paid to an entity controlled by Foundation Capital pursuant to an agreement between Mr. Miller and Foundation Capital.
(5)    Includes a payment of $314,000 made by the Company to Ms. Richardson in connection with her previous Old Doma director grant in 2019 of 692,889 restricted shares (reflects the conversion of the award of Old Doma restricted shares into shares of Common Stock of Doma at the completion of the Business Combination; as described above under “Director Compensation - Cash & Equity Compensation”) on account of an administrative oversight related to such grant that resulted in Ms. Richardson incurring a tax liability.

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Proposal No. 2 - Ratification of the Appointment of the Independent Registered Public Accounting Firm
Board Recommendation

The Board recommends a vote “FOR” the ratification of the appointment of Deloitte as Doma’s independent registered public accounting firm for 2023.
The Audit & Risk Committee of the Board has appointed the firm of Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Representatives of Deloitte are expected to be present at the Annual Meeting and they will have the opportunity to respond to appropriate questions from stockholders and to make a statement if they desire to do so.
This proposal is put before the stockholders because the Board believes it is a good corporate governance practice to ask stockholders to ratify the selection of the independent registered public accounting firm. If the appointment of Deloitte is not ratified, the Audit & Risk Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement. Even if the selection of Doma’s independent registered public accounting firm is ratified, the Audit & Risk Committee may direct the appointment of a different independent registered public accounting firm at any time during 2023 if, in its discretion, it determines that such a change would be in the Company’s best interests.

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Independent Registered Public Accounting Firm
Principal Accountant Fees and Services
The following table summarizes the fees of Deloitte, our independent registered public accounting firm, billed to Doma Holdings, Inc. for the fiscal years ended December 31, 2022 and December 31, 2021.

Fee Type	2022	2021
Audit Fees(1)	$1,534,136	$1,607,500
Audit-Related Fees(2)	$65,000	$500,000
Tax Fees(3)	$—	$4,400
All Other Fees(4)	$1,895	$1,895
Total	$1,601,031	$2,113,795
(1)    Audit fees consist of fees for professional services rendered in connection with the annual audit of our consolidated financial statements, the review of our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, and services that are normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements, and services that generally only the independent registered public accounting firm can reasonably provide.
(2)    Audit-related fees consist of fees for professional services rendered in connection with (1) financial statements incorporated into SEC filings and (2) agreed upon procedures related to certain compliance audits.
(3)    Tax fees consist of fees billed for services rendered for tax compliance, tax advice, and tax planning.
(4)    All other fees consist of fees for all other services not included in the categories set forth above.
Pre-Approval Policies and Procedures
The Audit & Risk Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit & Risk Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit & Risk Committee or by a designated member of the Audit & Risk Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit & Risk Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

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Report of the Audit & Risk Committee
The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this proxy statement by reference and shall not otherwise be treated as filed under the federal securities laws.
The Audit & Risk Committee assists the Board of Directors in its oversight of the financial reporting processes and system of internal controls of Doma Holdings, Inc. (the “Company”). The Audit & Risk Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website.
Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures. The Company’s independent registered public accounting firm, Deloitte, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion thereon.
The Audit & Risk Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The Audit & Risk Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles (“GAAP”) and on the representations of Deloitte included in its audit of the Company’s consolidated financial statements.
The Audit & Risk Committee reports that it has:
•Reviewed and discussed with the Company’s management the audited consolidated financial statements as of and for the year ended December 31, 2022;
•Discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;
•Received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit & Risk Committee concerning independence, and has discussed with Deloitte its independence from the Company; and
•Based on the review and discussions referred to herein, recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s 2022 Form 10-K for filing with the SEC.
Audit & Risk Committee
Serena Wolfe, Chair
Maxine Williams
Matthew E. Zames

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Ownership of Common Stock by 5% or More Holders
The following table provides information, as of March 15, 2023, about each stockholder known to Doma to beneficially own 5% or more of the outstanding shares of our Common Stock, based upon information furnished to us by such stockholders and/or on Schedules 13D and 13G (or amendments thereto) filed with the SEC. The beneficial ownership of our common stock is based on 331,678,988 shares of common stock issued and outstanding as of March 15, 2023.
In addition to those named below, our Founder, CEO and Director, Max Simkoff, owns approximately 14.2% of Doma Common Stock. Information pertaining to his ownership is reported in this proxy statement under “Ownership of Common Stock by Directors and Executive Officers.”

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Entities affiliated with Lennar Corporation(1)	83,155,359	25.1%
Entities affiliated with Foundation Capital(2)	44,777,155	13.5%
(1)    Represents (i) 82,242,689 shares held by LENX ST Investor, LLC and (ii) 912,670 shares held by Len FW Investor, LLC. Each of LENX ST Investor, LLC and Len FW Investor, LLC is wholly-owned by LEN X, LLC, which in turn is wholly-owned by Lennar Corporation. Each of LENX ST Investor, LLC, LEN X, LLC and Lennar Corporation has shared voting and dispositive power over the shares held by LENX ST Investor, LLC, and each of Len FW Investor, LLC, LEN X, LLC and Lennar Corporation has shared voting and dispositive power over the shares held by Len FW Investor, LLC. The address for each of these entities is 5505 Blue Lagoon Drive, Miami, Florida 33126.
(2)    Represents (i) 10,520,957 shares held by Foundation Capital Leadership Fund II, L.P. (“FCL2”), (ii) 722,269 shares held by Foundation Capital VIII Principals Fund, LLC (“FC8P”) and (iii) 33,533,929 shares held by Foundation Capital VIII, L.P. (“FC8”). Foundation Capital Management Co. LF II, L.L.C. (“FCMLF2”) serves as the sole general partner of FCL2 and, as such, FCMLF2 possesses voting and dispositive power over the shares held by FCL2, and may be deemed to have indirect beneficial ownership of the shares held by FCL2. FCMLF2 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Ashu Garg, Charles Moldow and Steve Vassallo are the managers of FCMLF2. Foundation Capital Management Co. VIII, L.L.C. (“FCM8”) serves as the sole manager of FC8P and, as such, FCM8 possesses voting and dispositive power over the shares held by FC8P, and may be deemed to have indirect beneficial ownership of the shares held by FC8P. FCM8 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. FCM8 serves as the sole general partner of FC8 and, as such, FCM8 possesses voting and dispositive power over the shares held by FC8, and may be deemed to have indirect beneficial ownership of the shares held by FC8. FCM8 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Paul Holland and Messrs. Garg, Moldow and Vassallo are the managers of FCM8. Charles Moldow is a director of Doma. Messrs. Garg, Holland, Moldow and Vassallo disclaim beneficial ownership except to the extent of their pecuniary interest therein. The address for each of these entities is 550 High Street, 3rd Floor, Palo Alto, California 94301.

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Ownership of Common Stock by Directors and Executive Officers
The following table sets forth information concerning the beneficial ownership of Doma’s Common Stock by: (i) our current directors and director nominees; (ii) the named executive officers listed in the Summary Compensation Table included in this proxy statement under the heading “Executive Compensation” (other than Mr. Ahmad, who resigned from the Company in May 2022); and (iii) all of the Company’s directors, director nominees and executive officers as a group. Under SEC rules, beneficial ownership for purposes of this table takes into account stock as to which the individual has or shares voting and/or investment power as well as stock that may be acquired within 60 days (such as by exercising vested stock options). Except as may otherwise be noted in the footnotes below, ownership information is provided as of March 15, 2023. The beneficial owners listed have sole voting and investment power with respect to stock beneficially owned, except as otherwise indicated. As of March 15, 2023, there were 331,678,988 shares of our Common Stock issued and outstanding.

Directors and Director Nominees(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Stuart Miller	—	—
Charles Moldow(2)	44,777,155	13.5%
Lawrence Summers(3)	1,240,789	*
Maxine Williams(4)	10,730	*
Serena Wolfe(5)	10,730	*
Matthew E. Zames(6)	769,411	*
Named Executive Officers
Max Simkoff(7)	46,817,141	14.1%
Hasan Rizvi(8)	3,510,956	1.1%
Mike Smith(9)	88,676	*
Directors & Executive Officers as a Group (10 Persons)(10)	97,954,601	29.5%
*    Less than 1% of our outstanding Common Stock.
(1)    Max Simkoff is reported under Named Executive Officers and unless otherwise noted, the business address of each of those listed in the table above is 101 Mission Street, Suite 1050, San Francisco, California 94105.
(2)    Represents (i) 10,520,957 shares held by Foundation Capital Leadership Fund II, L.P. (“FCL2”), (ii) 722,269 shares held by Foundation Capital VIII Principals Fund, LLC (“FC8P”) and (iii) 33,533,929 shares held by Foundation Capital VIII, L.P. (“FC8”). Foundation Capital Management Co. LF II, L.L.C. (“FCMLF2”) serves as the sole general partner of FCL2 and, as such, FCMLF2 possesses voting and dispositive power over the shares held by FCL2, and may be deemed to have indirect beneficial ownership of the shares held by FCL2. FCMLF2 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Ashu Garg, Charles Moldow and Steve Vassallo are the managers of FCMLF2. Foundation Capital Management Co. VIII, L.L.C. (“FCM8”) serves as the sole manager of FC8P and, as such, FCM8 possesses voting and dispositive power over the shares held by FC8P, and may be deemed to have indirect beneficial ownership of the shares held by FC8P. FCM8 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. FCM8 serves as the sole general partner of FC8 and, as such, FCM8 possesses voting and dispositive power over the shares held by FC8, and may be deemed to have indirect beneficial ownership of the shares held by FC8. FCM8 disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Paul Holland and Messrs. Garg, Moldow and Vassallo are the managers of FCM8. Charles Moldow is a director of Doma. Messrs. Garg, Holland, Moldow and Vassallo disclaim beneficial ownership except to the extent of their pecuniary interest therein. The address for each of these entities is 550 High Street, 3rd Floor, Palo Alto, California 94301.
(3)    Represents (i) 547,900 shares held by Dr. Summers and (ii) 692,889 shares held by LHSummers Economic Consulting LLC, for which Dr. Summers is the sole member. Of the 692,889 shares held by LHSummers Economic Consulting LLC, 620,710 shares are or will be vested within 60 days of March 15, 2023 and 72,179 will remain subject to a right of repurchase by us until vested.
(4)    Represents 10,730 shares held by The MW Revocable Trust for which Ms. Williams is the grantor, trustee and beneficiary.
(5)    Represents 10,730 shares held by Ms. Wolfe.

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(6)    Represents (i) 376,416 shares held by the Matthew E. Zames Family, LLC, for which Mr. Zames’ spouse is the manager, (ii) 376,422 shares held by the Jill E. Zames Family, LLC, for which Mr. Zames is the manager, and (iii) 16,573 shares held by Mr. Zames.
(7)    Represents (i) 45,033,754 shares held by the Saslaw-Simkoff Revocable Trust, for which Mr. Simkoff serves as trustee; (ii) 705,888 shares held by the Jennifer Saslaw 2023 GRAT, for which Mr. Simkoff serves as trustee; (iii) 705,888 shares held by the Maxwell Simkoff 2023 GRAT, for which Mr. Simkoff serves as trustee; and (iv)(a) 246,077 shares held by Mr. Simkoff and (b) 125,534 shares underlying RSUs vesting within 60 days of March 15, 2023.
(8)    Represents (i) 599,493 shares, (ii) 2,537,532 shares underlying options exercisable within 60 days of March 15, 2023 and (iii) and 373,931 shares underlying RSUs vesting within 60 days of March 15, 2023.
(9)    Represents (i) 43,271 shares and (b) 45,405 shares underlying RSUs vesting within 60 days of March 15, 2023.
(10)    Represents 97,954,601 shares, of which (i) 584,934 shares are or will be vested within 60 days of March 15, 2023; (ii) 72,179 shares which remain subject to our right of repurchase until vested; and (iii) 2,950,900 shares underlying options exercisable within 60 days of March 15, 2023.

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Executive Officers
Our executive officers are appointed by the Board. The following sets forth biographical information concerning Doma’s executive officers who are not directors. Biographical information for Mr. Simkoff is included in this proxy statement under “Director Biographies.”

Name and Age	Position and Business Experience
Hasan Rizvi* Age: 57	• President of Technology & Operations, Doma - May 2022 to May 2023
• Chief Technology Officer, Doma - July 2021 to May 2022
• Chief Technology Officer, Old Doma - March 2019 to July 2021
• Senior Advisor, Bridge Growth Partners, LLC - December 2017 to September 2019
• Founder and CEO, Qlue, Inc. - September 2014 until May 2017
• Executive Vice President, Fusion Middleware and Java Products, Oracle, Inc. - July 2012 to November 2013

Mr. Rizvi served as Doma’s President of Technology & Operations from May 2022 to May 2023. Prior to that he served as Doma’s Chief Technology Officer from March 2019 to May 2022. Prior to Doma, Mr. Rizvi was a Senior Advisor at Bridge Growth Partners, LLC from December 2017 until September 2019 and the founder and CEO of Qlue, Inc., an enterprise SaaS platform, from September 2014 until May 2017 when Qlue was acquired by ServiceNow, Inc., a software company. He started his career at the computer software company Oracle, Inc., holding various roles including Executive Vice President, Fusion Middleware and Java Products. He received an M.S. in Computer Science from Rutgers University, an M.S. in Engineering Management from Stanford University and completed Harvard Business School’s Advanced Management Program.
Mike Smith** Age: 56
• Chief Financial Officer, Doma - July 2022 to present
• Chief Accounting Officer, Doma - August 2021 to July 2022
• Senior Vice President, Chief Accounting Officer and Director of Treasury, Banc of California, Inc. - September 2018 to August 2021
• Chief Accounting Officer, loanDepot - September 2014 to July 2018

Mr. Smith has served as the Chief Financial Officer of Doma since July 2022. Immediately prior to Mr. Smith’s appointment as Chief Financial Officer, he served as Doma’s Chief Accounting Officer of Doma from August 2021 to July 2022. Prior to joining Doma, he served as Senior Vice President, Chief Accounting Officer and Director of Treasury of Banc of California, Inc. from September 2018 to August 6, 2021. Prior to that he served as Chief Accounting Officer of loanDepot, a nonbank mortgage lender, from September 2014 to July 2018. Mr. Smith received his masters and undergraduate accounting degrees from Brigham Young University, became a certified public accountant in the state of California in 1996 and became a certified management accountant in 1997. Mr. Smith began his career in the audit practices of Deloitte and Grant Thornton in Los Angeles, California.

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Eric Watson*** Age: 52	• General Counsel and Corporate Secretary, Doma - July 2021 to April 2023
• General Counsel and Corporate Secretary, Old Doma - July 2019 to July 2021
• Executive Vice President, General Counsel and Secretary, Mosaic - July 2016 to July 2019
• Deputy General Counsel, SoFi - April 2015 to June 2016
• Counsel, Sallie Mae - November 2014 to April 2015
• Vice President, Associate General Counsel and Secretary, Navient Corporation - November 2002 to September 2014

Mr. Watson served as the General Counsel and Secretary of Doma from July 2019 until April 2023. He previously served as Executive Vice President, General Counsel and Secretary at Mosaic, a specialty finance company, from July 2016 until July 2019. Prior to Mosaic, Mr. Watson was Deputy General Counsel at SoFi, an online personal finance company, from April 2015 until June 2016, Counsel at Sallie Mae, a consumer banking company, from November 2014 until April 2015 and Vice President, Associate General Counsel and Secretary of Navient Corporation, a consumer lending company, from November 2002 until September 2014. He received his B.A. in Economics from Rutgers University and his J.D. from the University of Pennsylvania Carey Law School.
Noaman Ahmad** Age: 44	• Chief Financial Officer, Doma - July 2021 to May 2022
• Chief Financial Officer, Old Doma - December 2018 to July 2021
• Senior Vice President of Finance and Treasurer, Warranty Group - January 2017 to December 2018
• Senior Vice President, Aon plc - January 2013 to January 2017

Mr. Ahmad served as the Chief Financial Officer of Doma from December 2018 until May 2022. Mr. Ahmad was previously the Senior Vice President of Finance and Treasurer for the Warranty Group, a service contract and warranty company, from January 2017 until December 2018. Prior to those roles, from March 2010 until January 2017, Mr. Ahmad served in various roles at Aon plc, a professional services firm, including as Senior Vice President from January 2013 to January 2017. He received his B.A. in Computer Science from Dartmouth College and his M.B.A. from Harvard Business School.
* As reported in the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2023, Mr. Rizvi will leave the Company effective May 8, 2023. This proxy statement provides information for Mr. Rizvi and his compensation as an NEO for 2022.
** As reported in the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2022, Mr. Ahmad resigned as Chief Financial Officer effective May 15, 2022, at which time, the Company’s Chief Accounting Officer, Mike Smith, assumed the role of Acting Chief Financial Officer and Principal Financial Officer. As reported in the Company’s Current Report on Form 8-K filed with the SEC on July 21, 2022, on July 19, 2022 the Board appointed Mr. Smith as full-time Chief Financial Officer (Mr. Smith serves as Doma’s Principal Financial Officer and Principal Accounting Officer). This proxy statement provides information for Mr. Smith and Mr. Ahmad and their related compensation as NEOs for 2022.
*** Mr. Watson left the Company effective April 3, 2023.

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Executive Compensation
Compensation Discussion
Introduction
This section discusses the material components of the executive compensation program for Doma executive officers who are our named executive officers (“NEOs” or “named executive officers”). For 2022, Doma’s NEOs and their positions were as follows:
•Maxwell Simkoff, Chief Executive Officer;
•Hasan Rizvi, President of Technology & Operations;*
•Mike Smith, Chief Financial Officer;** and
•Noaman Ahmad, Former Chief Financial Officer.**
* As reported in the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2023, Mr. Rizvi will leave the Company effective May 8, 2023. This proxy statement provides information for Mr. Rizvi and his compensation as an NEO for 2022.
** As reported in the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2022, Mr. Ahmad resigned as Chief Financial Officer effective May 15, 2022, at which time, the Company’s Chief Accounting Officer, Mike Smith, assumed the role of Acting Chief Financial Officer and Principal Financial Officer. As reported in the Company’s Current Report on Form 8-K filed with the SEC on July 21, 2022, on July 19, 2022 the Board appointed Mr. Smith as full-time Chief Financial Officer (he currently serves as Doma’s Principal Financial Officer and Principal Accounting Officer).
As a smaller reporting company and an emerging growth company, we are subject to reduced disclosure obligations regarding executive compensation and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Elements of Doma’s 2022 Executive Compensation Program
For the year ended December 31, 2022, the compensation for each NEO generally consisted of a base salary, an annual bonus (for the 2022 performance year) and standard employee benefits. Each NEO also received an award of restricted stock units (“RSUs”) under the Company’s Omnibus Incentive Plan and Messrs. Simkoff and Rizvi also received an award of performance restricted stock units (“PRSUs”) under the Company’s Omnibus Incentive Plan. These elements (and the amounts of compensation and benefits under each element) were selected because Doma believed they were necessary to help attract and retain executive talent which was fundamental to its success. Below is a more detailed summary of the executive compensation program as it relates to Doma’s NEOs.
Base Salaries
The NEOs received a base salary to compensate them for services rendered to Doma. The base salary payable to each NEO provided a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The table below details the annual rate of base salary paid to the NEOs in 2022. The actual base salaries paid to each NEO in 2022 are set forth below in the Summary Compensation Table in the column entitled “Salary.”

Name	Initial Base Salary ($)	Salary Increase Date	Salary Increase Amount ($)	Base Salary ($)
Max Simkoff	750,000	—	—	750,000
Hasan Rizvi*	360,000	March 1, 2022	115,000	475,000
Mike Smith**	341,700	July 11, 2022	33,300	375,000
Noaman Ahmad	400,000	—	—	400,000

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* As reported in the Company’s Current Report on Form 8-K filed with the SEC on March 31, 2023, Mr. Rizvi will leave the Company effective May 8, 2023. This proxy statement provides information for Mr. Rizvi and his compensation as an NEO for 2022.
** As reported in the Company’s Current Report on Form 8-K filed with the SEC on July 21, 2022, Mr. Smith was promoted from Doma’s Chief Accounting Officer to Chief Financial Officer in July 2022 and his annual base salary was increased effective to July 11, 2022.
2022 Annual Cash Incentive Program
Doma maintained an annual cash bonus program for 2022 pursuant to which certain of its employees, including the NEOs, were eligible to receive an annual bonus based on, among other things, the named executive officer’s overall performance and Doma’s performance. Such bonuses were designed to incentivize the NEOs with a variable level of compensation. Actual bonus amounts were determined in the discretion of the Compensation Committee upon consideration of various factors.
The NEOs each had a target bonus equal to a percentage of base salary, which for Messrs. Simkoff and Ahmad is 100%, Mr. Rizvi is 111% and Mr. Smith is 75% (Mr. Ahmad was not eligible for a bonus as he left the Company in May 2022). None of the NEOs received a cash bonus for performance in 2022 (which would have been payable in March 2023). The compensation payable to the NEOs is set forth below in the Summary Compensation Table.
Equity Incentive Awards
RSUs
As set forth below in the Outstanding Equity Awards at 2022 Fiscal Year-End table, in March 2022, each of Messrs. Simkoff and Rizvi were granted RSUs under the Omnibus Incentive Plan. Further, (i) on May 6, 2022 Mr. Rizvi received another grant of RSUs under the Omnibus Incentive Plan in recognition of his promotion to President of Technology & Operations and (ii) on July 19, 2022, Mr. Smith received a grant of RSUs under the Omnibus Incentive Plan in recognition of his promotion to full-time Chief Financial Officer and on December 9, 2022, Mr. Smith received a year end grant of RSUs under the Omnibus Incentive Plan. The RSUs are subject to the same terms and conditions applicable to RSUs granted to other senior executives under the Omnibus Incentive Plan.
In the event of a “change in control” (as defined in the Omnibus Incentive Plan), the RSUs will be treated as determined by the Compensation Committee under the Omnibus Incentive Plan, which provides for (i) continuation or assumption of outstanding awards under the Omnibus Incentive Plan by us (if we are the surviving corporation) or by the successor or surviving corporation or its parent; (ii) substitution or replacement of any outstanding award by the successor or surviving entity or its parent for a cash payment, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof); (iii) acceleration of the vesting (including the lapse of any restriction) and exercisability of outstanding awards, in each case, either (x) immediately prior to or as of the date of the change in control, (y) upon a participant’s involuntary termination of service on or within a specified period following the change in control, or (z) upon the failure of the successor or surviving corporation (or its parent) to continue or assume such outstanding awards; (iv) in the case of a performance award such as the PRSUs (discussed below), determination of the level of attainment of the applicable performance conditions; and (v) cancellation of outstanding awards under the Omnibus Incentive Plan in consideration of a payment, with the form, amount and timing of such payment to be determined by the Compensation Committee in its sole discretion, provided that (x) such payment is made in cash, securities, rights and/or other property, (y) the amount of such payment equals the value of the award, as determined by the Compensation Committee in its sole discretion and (z) such payment will be made promptly following the change in control, in compliance with Section 409A of the Code.
PRSUs
As set forth below in the Outstanding Equity Awards at 2022 Fiscal Year-End table, on June 29, 2022 Mr. Rizvi was granted PRSUs under the Omnibus Incentive Plan. Messrs. Ahmad and Smith were not granted any PRSUs in 2022. Mr. Simkoff was granted PRSUs, described below under “CEO Award.” The PRSUs are designed to measure Doma’s performance based on achievement of the business goals established for the three-year performance period, from January 1, 2022 through December 31, 2024 (the “22-24 Performance Period”). After the end of fiscal year 2024, performance against the goals will be measured and a final award will be made with a potential payout ranging from 0% to 150% of the target number of PRSUs, based on cumulative performance over the 22-24 Performance Period. After a final number of award units is determined at the end of the 22-24

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Performance Period, such award will then fully vest in 2025 (expected to vest during calendar year 2025 as soon as practicable after the announcement of the Company’s audited financials for fiscal year 2024). The performance goals for the PRSUs granted in 2021 are based 100% on the Company’s achievement of its goals for Adjusted EBITDA. “Adjusted EBITDA,” a non-GAAP financial measure, is defined as net income (loss) before interest, income taxes and depreciation and amortization, and further adjusted to exclude the impact of stock-based compensation, severance costs, goodwill impairment, long-lived asset impairment, the change in fair value of warrant and sponsor covered shares liabilities and accelerated contract expense. For more information on the definitions and for a reconciliation of our non-GAAP financial measures with GAAP results, please refer to the section titled “Non-GAAP Financial Measures” in Item 7 of our 2022 Form 10-K, as well as the section titled “Non-GAAP Financial Measures” in each of our quarterly reports on Forms 10-Q.
In the event of the recipient’s termination due to death or disability, to the extent the 22-24 Performance Period has ended, but the number of PRSUs earned has not yet been determined, the PRSUs will be earned based on actual performance and will vest on the date of determination; to the extent the 22-24 Performance Period has not yet ended, the PRSUs will be deemed to have been earned at the target level (100%), and will immediately vest and to the extent the number of PRSUs has been determined, any earned but unvested PRSUs will immediately vest.
In the event of a “change in control” (as defined in the Omnibus Incentive Plan), the PRSUs will be treated as determined by the Compensation Committee under the Omnibus Incentive Plan, which provides for (i) continuation or assumption of outstanding awards under the Omnibus Incentive Plan by us (if we are the surviving corporation) or by the successor or surviving corporation or its parent; (ii) substitution or replacement of any outstanding award by the successor or surviving entity or its parent for a cash payment, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof); (iii) acceleration of the vesting (including the lapse of any restriction) and exercisability of outstanding awards, in each case, either (x) immediately prior to or as of the date of the change in control, (y) upon a participant’s involuntary termination of service on or within a specified period following the change in control, or (z) upon the failure of the successor or surviving corporation (or its parent) to continue or assume such outstanding awards; (iv) in the case of a performance award such as the PRSUs, determination of the level of attainment of the applicable performance conditions; and (v) cancellation of outstanding awards under the Omnibus Incentive Plan in consideration of a payment, with the form, amount and timing of such payment to be determined by the Compensation Committee in its sole discretion, provided that (x) such payment is made in cash, securities, rights and/or other property, (y) the amount of such payment equals the value of the award, as determined by the Compensation Committee in its sole discretion and (z) such payment will be made promptly following the change in control, in compliance with Section 409A of the Code.
CEO Award
As set forth below in the Outstanding Equity Awards at 2022 Fiscal Year-End table, on June 29, 2022 Mr. Simkoff, in his capacity of Chief Executive Officer, received a special long-term incentive award comprised of 2,435,325 RSUs and a target number of 2,435,325 PRSUs (collectively, the “CEO Award”). The CEO Award was granted to Mr. Simkoff given his strategic value to the Company. The CEO Award vests as follows:
a.1/16th of the RSUs will vest on September 1, December 1, March 1 and June 1 of the applicable year, provided that Mr. Simkoff is continuously employed by the Company through such date as applicable, with the first 1/16th of the RSUs vesting on September 1, 2022 and the final 1/16th of the RSUs vesting on September 1, 2026.
b.The PRSUs will vest subject to (i) the satisfaction of a service requirement on the following schedule: 1/16th of the PRSUs will service vest on September 1, December 1, March 1 and June 1 of the applicable year, provided that Mr. Simkoff is continuously employed by the Company through such date as applicable, with the first 1/16th of the PRSUs service vesting on September 1, 2022 and the final 1/16th of the PRSUs service vesting on September 1, 2026; and (ii) the satisfaction of a performance condition during the period beginning on June 29, 2022 and ending on June 1, 2026 (the “Performance Period”), pursuant to which the Company achieves a price hurdle of $5.00 (as to 1/3 of the target PRSUs), $7.00 (as to 1/3 of the target PRSUs) and $10.00 (as to 1/3 of the target PRSUs) based on the 90-day volume weighted average price of the Company's common stock (the "Price Hurdles").

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c.Upon Mr. Simkoff’s death or disability, any unvested RSUs will become vested. The service condition for PRSUs will be deemed to have been satisfied upon the termination date, and the extent to which the performance condition has been met will be determined in accordance with the award agreement.
d.Upon a “change in control” (as defined in the Omnibus Incentive Plan) of the Company prior to the end of the Performance Period, to the extent the shares of the Company or the shares of its successor are no longer outstanding and publicly traded on a national securities exchange following the change in control, the performance condition for the PRSUs will be deemed satisfied to the extent that the price per share received by the Company’s stockholders pursuant to the change in control satisfies the Price Hurdles in accordance with the award agreement based on the transaction price in the change in control. To the extent the shares of the Company or the shares of its successor continue to be outstanding and publicly traded on a national securities exchange following the change in control, then the PRSUs will remain outstanding and may be earned in accordance with the terms of the award agreement, provided that the Company will equitably adjust the performance conditions to reflect the changes in the Company and the share capitalization resulting from the change in control transaction.
e.If Mr. Simkoff’s employment is terminated without cause or he resigns for good reason within 12 months following a change in control of the Company, or within three months prior to the change in control, then subject to Mr. Simkoff’s execution of a release of claims against the Company, any unvested RSUs will become vested. The service condition for PRSUs will be deemed to have been satisfied upon the termination date, and the extent to which the performance condition has been met will be determined in accordance with the award agreement.
f.Upon Mr. Simkoff’s termination of employment for any other reason, all unvested RSUs and PRSUs will be immediately forfeited.
Retirement
Doma maintains a 401(k) retirement savings plan for its employees, including the NEOs, who satisfy certain eligibility requirements. Doma’s NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The 401(k) plan is a voluntary contributory plan under which employees may elect to defer compensation for federal income tax purposes under Section 401(k) of the Code. All full-time employees age 18+ are eligible to enroll in the 401(k) plan on their first day of employment. Company matching contributions begin upon employee enrollment in the 401(k) plan. Prior to January 1, 2022, the Company provided an employer match up to 50% of the first 6% of elective contributions, and there were no matching contributions in excess of 3% of compensation. Effective January 1, 2022, the Company provides an employer match up to 100% on the first 1% of elective contributions and 50% on the next 5% of elective contributions. The maximum matching contribution is 3.5% of compensation.
Employee Benefits and Perquisites
All of Doma’s full-time employees, including the NEOs, are eligible to participate in Doma’s health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance and life insurance. Doma did not maintain any executive-specific benefit or perquisite programs in 2022.
Clawbacks
Awards made to senior officers, including our NEOs, under our Omnibus Incentive Plan are subject to clawback in the event of a material misstatement of Doma’s financial results and other qualifying events. We are reviewing our policy to comply with the SEC’s adoption of the final clawback rule.

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Hedging/Pledging Prohibition
Doma’s policy prohibits directors and employees, including executive officers and other officers, from engaging in hedging, pledging and certain other transactions involving our Common Stock. See “Director Compensation - Anti-Hedging and Pledging Policy” above for additional details.
Policy on Rule 10b5-1 Trading Plans
The Company has a policy governing the use by directors and executive officers of pre-established trading plans for sales of our Common Stock. See “Director Compensation - Policy on Rule 10b5-1 Trading Plans” above for additional details.
Employment Agreements
Effective (i) May 1, 2021, with respect to Messrs. Simkoff, Mr. Rizvi and Mr. Ahmad and (ii) July 18, 2022 with respect to Mr. Smith, we entered into employment agreements with each of our named executive officers. The employment agreements provide for at-will employment that the named executive officer or the company may terminate at any time and for any reason. The employment agreements provide that the named executive officers are eligible to earn a base salary, an annual bonus equal to a specified percentage of base salary, and an annual long-term incentive award under the Omnibus Plan.
In connection with the CEO Award, the Company and Mr. Simkoff agreed to the following changes to his employment agreement: (i) Mr. Simkoff’s annual target bonus was reduced from 120% of base salary to 100% of base salary and (ii) Mr. Simkoff acknowledged and agreed that he will not be entitled to receive equity compensation from the Company other than the CEO Award until at the earliest the first quarter of 2026.
Potential Payments Upon Termination or Change in Control
Employment Agreements
Pursuant to the employment agreements, the named executive officers are entitled to severance under the Executive Severance Plan (as defined below), which is described in more detail below. Further, upon a termination of the named executive officer’s employment by the Company without Cause or by the executive with Good Reason (each as defined in the Executive Severance Plan), in each case, within 12-months after a Change in Control (as defined in the 2019 Equity Incentive Plan or the Omnibus Incentive Plan, as applicable), all equity awards issued and held by the named executive officer, will accelerate and become vested and exercisable as of the date of such termination.
In addition, the named executive officers are subject to certain restrictive covenants, including perpetual nondisclosure of confidential information and 12 month (and for the CEO, 18 month) post-termination non-competition and non-solicitation of customers, clients and service providers covenants. The named executive officers are also subject to perpetual non-disparagement covenants.
Executive Severance Plan
Doma maintains an executive severance plan (the “Executive Severance Plan”). Pursuant to the terms of their employment agreements, each of our NEOs is eligible to participate in the Executive Severance Plan. A copy of the Executive Severance Plan was filed on June 15, 2021 as Exhibit 10.45 to Amendment No. 2 the Registration Statement on Form S-4 (File No. 333-254470).

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The Executive Severance Plan provides that, upon an involuntary termination by the Company without Cause or a termination by the participant for Good Reason (each as defined in the Executive Severance Plan), the participant will be eligible to receive severance benefits determined based on the participant’s title.
Under the Executive Severance Plan, the CEO, and members of the Doma executive leadership team who report to the CEO (including the NEOs), and other individuals as may be approved by the Compensation Committee will be eligible to receive benefits under the plan if they are selected by Doma to participate and sign and deliver to Doma a participation agreement.
Upon a qualifying termination (as described above), the participant will be entitled to:
•A lump sum payment equal to 100% (or 150% for the CEO) of the participant’s (x) then-current base salary and (y) pro-rata portion of the participant’s target bonus for the year in which termination occurs;
•A lump sum payment equal to the full cost of the participant’s premium payments under the Consolidated Omnibus Budget Reconciliation Act of 1985 for continued health insurance coverage, less the portion of any such premiums that the participant would have been required to pay for the participant and his or her dependents had the participant continued to be employed for a period of 12 months (or 18 months for the CEO);
•Any earned but unpaid annual bonus in respect of the year prior to the year of termination, payable when the annual bonus would have normally been paid or, if later, upon the execution of and expiration of any revocation period provided for in the release of claims (as described below); and
•An amount of $10,000 for outplacement services.
Notwithstanding the foregoing, in the event that (i) in connection with a qualifying termination (including in connection with a change in control or other similar transaction involving Doma), a participant becomes entitled to accelerated vesting of his or her unvested equity incentive awards, and (ii) the gross pre-tax value of such equity awards with accelerated vesting exceeds five times the participant’s then-current annual base salary, then the participant shall not receive the base salary and pro rata bonus percentage described above.
The receipt of any severance payments under the Executive Severance Plan is conditioned on the participant’s execution and nonrevocation of a release of claims in favor of Doma.

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Summary Compensation Table
The following table presents all of the compensation awarded to or earned by or paid to NEOs for the years ended December 31, 2022 and 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Max Simkoff Chief Executive Officer and Director	2022	735,577	—	4,101,134	—	—	11,687	4,848,398
	2021	643,269	2,701,730	4,808,929	—	—	9,950	8,163,878
Hasan Rizvi President of Technology & Operations	2022	447,731	—	3,104,698	—	—	7,482	3,559,911
	2021	363,461	726,923	3,042,410	334,898	—	9,950	4,477,642
Mike Smith (5), (6) Chief Financial Officer	2022	449,442	—	1,493,122	—	—	5,989	1,948,553
Noaman Ahmad Former Chief Financial Officer	2022	143,077	—	927,350	—	—	4,271	1,074,698
	2021	390,385	780,769	3,042,410	—	—	9,950	4,223,514
(1)    For 2022, none of the named executive officers received a discretionary bonus payment.
(2)    Amounts reflect the full grant-date fair value of (i) restricted stock units and (ii) performance restricted stock units granted during 2022, the latter of which is based on (a) target performance for performance restricted stock units granted to Mr. Simkoff as part of the CEO Award which can only be earned at target and (b) threshold for Mr. Rizvi which was the probable outcome of the performance conditions, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted stock units and performance restricted stock unit awards made to executive officers in Note 12 to our consolidated financial statements included in our 2022 Form 10-K. The maximum grant-date fair value of the performance restricted stock units awarded for 2022 assuming all performance goals were achieved at their maximum levels would be as follows: for Mr. Rizvi, $884,615. Performance restricted stock units granted to Mr. Simkoff in 2022 were a part of his CEO Award and may only be earned at target. See “Executive Compensation - Equity Incentive Awards” above for more information about the CEO Award. Neither of Messrs. Smith nor Ahmad received any performance restricted stock units granted during 2022.

As reported in the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2022, on December 2, 2022, Mr. Simkoff voluntarily agreed to forego and cancel a previous award of 701,010 performance restricted stock units for the performance period beginning January 1, 2021 through December 31, 2023 granted to him under the Company’s Omnibus Incentive Plan on October 5, 2021, all of which were unvested.

Mr. Ahmad’s (i) award of restricted stock units granted to him on March 31, 2022 and (ii) entire previous award of 443,500 performance restricted stock units for the performance period beginning January 1, 2021 through December 31, 2023 granted to him on October 5, 2021 were in each case canceled in full upon him leaving the Company effective May 15, 2022, all of which were unvested.
(3)    Amounts reflect the full grant-date fair value of options granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to executive officers in Note 12 to our consolidated financial statements included in our 2022 Form 10-K. The stock option awards granted to our named executive officers consisted of at-the-money options.
(4)    For 2022, amounts reflect for each named executive officer as applicable: (i) matching contributions under our 401(k) Plan (Messrs. Simkoff, 10,622; Rizvi,$6,417; Smith, $4,924; and Ahmad, $3,823), (ii) an electronics allowance ($950 for each of Messrs. Simkoff, Rizvi and Smith; and $400 for Mr. Ahmad) and (iii) the Company cost for insurance ($115 for each of Messrs. Simkoff, Rizvi and Smith; and $48 for Mr. Ahmad).
(5)    Mr. Smith’s 2022 annual base salary compensation listed above includes an aggregate $100,000 in supplemental payments for his interim service as Acting CFO during 2022 before becoming CFO in July 2022.
(6)    Mr. Smith was not an executive officer prior to 2022.

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Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2022.

		Option Awards					Stock Awards
Name	Option/Stock Award Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise price ($)(13)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Options Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Options Rights That Have Not Vested ($)(1)
Max Simkoff	3/31/22(3)	—	—	—	—	—	502,136	225,961	—	—
	6/29/22(4)	—	—	—	—	—	2,130,910	958,910	—	—
	6/29/22(5)	—	—	—	—	—	—	—	2,435,325	1,095,896
Hasan Rizvi	7/28/21(6)	2,183,011	203,408	—	0.45	4/15/2029	—	—	—	—
	7/28/21(7)	103,034	46,839	—	0.71	6/2/2030	—	—	—	—
	7/28/21(8)	26,227	33,722	—	0.71	1/27/2031	—	—	—	—
	10/5/21	—	—	—	—	—	—	—	221,750	99,788
	3/31/22(3)	—	—	—	—	—	641,025	288,461	—	—
	5/6/22(3)	—	—	—	—	—	854,700	384,615	—	—
	6/29/22	—	—	—	—	—	—	—	320,513	144,231
Mike Smith	10/5/21(9)	—	—	—	—	—	89,287	40,179	—	—
	3/31/22(3)	—	—	—	—	—	181,623	81,730	—	—
	7/19/22(3)	—	—	—	—	—	700,000	315,000	—	—
	12/9/22(3)	—	—	—	—	—	1,400,000	630,000	—	—
Noaman Ahmad	7/28/21(10)	827,210	—	—	0.45	4/15/2029	—	—	—	—
	7/28/21(11)	48,708	—	—	0.71	6/2/2030	—	—	—	—
	7/28/21(12)	114,317	—	—	0.71	9/21/2030	—	—	—	—
(1)The market value of unvested stock awards is based on the closing market price of our Common Stock on December 31, 2022 of $0.45. The market values reported for the performance restricted stock units for Mr. Simkoff are based on achieving target performance, as those performance restricted stock units are part of the CEO Award and may only be earned at target as further described in footnote 2. The market values reported for the performance restricted stock units for Mr. Rizvi are based on achieving threshold performance and are further described in footnote 2.
(2)PRSUs granted in 2021 are subject to performance during the three-year performance period, from January 1, 2021 through December 31, 2023 (the “21-23 Performance Period”). After the end of fiscal year 2023, performance against the goals will be measured and a final award will be made with a potential payout ranging from 0% to 150% of the target number of PRSUs, based on cumulative performance over the 21-23 Performance Period. After a final number of award units is determined at the end of the 21-23 Performance Period, such award will then vest in three equal annual installments in 2024, 2025 and 2026 (the first installment to be paid during calendar year 2024 as soon as practicable after the announcement of the Company’s audited financials for fiscal year 2023, and the second and third installments on February 1, 2025 and February 1, 2026, respectively). The performance goals for the PRSUs granted in 2021 are based 65% on the Company’s achievement of its Retained Premiums and Fees target and 35% based on the Company’s achievement of its target ratio of Adjusted Gross Profit to Retained Premium and Fees. “Retained Premiums and Fees,” a non-GAAP financial measure, is defined as total revenue under GAAP minus premiums retained by third-party agents. “Adjusted Gross Profit,” a non-GAAP financial measure, is defined as gross profit (loss) under GAAP, adjusted to exclude the impact of depreciation and amortization. The “ratio of adjusted gross profit to retained premiums and fees,” a non-GAAP measure, expressed as a percentage, is calculated by dividing adjusted gross profit by retained premiums and fees. For more information on the definitions of “retained premiums and fees,” “adjusted gross profit” and “ratio of adjusted gross profit to retained premiums and fees,” and for a reconciliation of our non-GAAP financial measures with GAAP results, please refer to the section titled “Non-GAAP Financial Measures” in Item 7 of our 2021 Form 10-K, as well as the section titled “Non-GAAP Financial Measures” in each of our quarterly reports on Forms 10-Q. The number of units and payout value reported is based on achieving threshold performance goals.

PRSUs granted in 2022 are subject to performance during the 22-24 Performance Period, with the potential payout ranging from 0% to 150% of the target number of units, and to the extent earned will vest over a three-year period, all as described above under “Compensation Discussion - Equity Incentive Awards - PRSUs.” The number of units and payout value reported is based on achieving threshold performance goals.

PRSUs granted in 2022 as part of the CEO Award will be settled solely by delivery of shares of Common Stock and vest subject to the satisfaction

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of a (A) service requirement on the following schedule: 1/16th of the PRSUs will vest on September 1, December 1, March 1 and June 1 of the applicable year, provided the reporting person is continuously employed through such date as applicable, with the first 1/16th of PRSUs vesting on September 1, 2022 and the final 1/16th of PRSUs vesting on September 1, 2026; and (B) performance condition during the period beginning on June 29, 2022 and ending on June 1, 2026, pursuant to which the Company achieves a price hurdle of $5.00 (as to 1/3 of the target PRSUs), $7.00 (as to 1/3 of the target PRSUs) and $10.00 (as to 1/3 of the target PRSUs) based on the 90-day volume weighted average price of the Common Stock. These PRSUs may only be earned, if at all, at target and the number of units and payout value reported is based on achieving target performance goals.
(3)Grant of RSUs pursuant to the Omnibus Incentive Plan. These RSUs will be settled solely by delivery of shares of Common Stock and vest as follows: 25% of the RSUs will vest on the first anniversary of the grant date and the remainder will vest in 12 consecutive, equal, quarterly installments such that the award is fully vested on the fourth anniversary of the grant date, provided the reporting person is continuously employed through such date as applicable.
(4)Grant of RSUs pursuant to the Omnibus Incentive Plan. The "Date of Grant" is June 29, 2022. These RSUs will be settled solely by delivery of shares of Common Stock and vest as follows: 1/16th of the total RSUs will vest on each successive Scheduled Vesting Date (as defined below) following the Date of Grant, with the "Scheduled Vesting Date" being September 1, December 1, March 1 and June 1 of the applicable year, provided the reporting person is continuously employed through such date as applicable, with the first 1/16th of the RSUs vesting on September 1, 2022 and the final 1/16th of the RSUs vesting on September 1, 2026.
(5)Represents the unvested PRSUs awarded to Mr. Simkoff in 2022 as part of the CEO Award and vest as described in footnote 2 above.
(6)The option vests in 25% on the first anniversary of March 18, 2019 and in equal monthly installments thereafter until it is fully vested on the fourth anniversary of such date. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock. As a result of Mr. Rizvi’s departure from the Company, the period of time during which he may exercise outstanding stock options is limited pursuant to the terms of the underlying award agreements.
(7)The option vests in 25% on the first anniversary of March 1, 2020 and in equal monthly installments thereafter until it is fully vested on the fourth anniversary of such date. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock. As a result of Mr. Rizvi’s departure from the Company, the period of time during which he may exercise outstanding stock options is limited pursuant to the terms of the underlying award agreements.
(8)The option vests in 25% on the first anniversary of January 28, 2021 and in equal monthly installments thereafter until it is fully vested on the fourth anniversary of such date. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock. As a result of Mr. Rizvi’s departure from the Company, the period of time during which he may exercise outstanding stock options is limited pursuant to the terms of the underlying award agreements.
(9)Grant of RSUs pursuant to the Omnibus Incentive Plan. For these RSUs, the “Vesting Commencement Date” is August 16, 2021. These RSUs will be settled solely by delivery of shares of Common Stock and vest as follows: 25% of the RSUs will vest on the first anniversary of the Vesting Commencement Date and the remainder will vest in 12 consecutive, equal, quarterly installments such that the award is fully vested on the fourth anniversary of the Vesting Commencement Date, provided the reporting person is continuously employed through such date as applicable.
(10)The option vests in 25% on the first anniversary of December 10, 2018 and in equal monthly installments thereafter until it is fully vested on the fourth anniversary of such date. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock. As a result of Mr. Ahmad’s departure from the Company, the period of time during which he may exercise outstanding stock options is limited pursuant to the terms of the underlying award agreements.
(11)The option vests in 25% on the first anniversary of March 1, 2020 and in equal monthly installments thereafter until it is fully vested on the fourth anniversary of such date. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock. As a result of Mr. Ahmad’s departure from the Company, the period of time during which he may exercise outstanding stock options is limited pursuant to the terms of the underlying award agreements.
(12)The option vests in equal monthly installments beginning on September 1, 2020 until it is fully vested on March 1, 2025. The stock option was received in the Business Combination in exchange for a stock option to acquire shares of Old Doma common stock. As a result of Mr. Ahmad’s departure from the Company, the period of time during which he may exercise outstanding stock options is limited pursuant to the terms of the underlying award agreements.
(13)The exercise prices of the awards granted on July 28, 2021 varies, despite the same grant date, because some awards were granted in exchange for stock options to acquire shares of Old Doma common stock.

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information about our equity compensation plans in effect as of December 31, 2022, each of which was approved by our stockholders. These plans include the Omnibus Incentive Plan, the Employee Stock Purchase Plan (the “ESPP”), and the 2019 Equity Incentive Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(4)
Equity Compensation Plans Approved By Stockholders(1)	63,598,901(2)	$0.58	25,390,494
Equity Compensation Plans Not Approved By Stockholders	—	—	—
Total	63,598,901	$0.58	25,390,494
(1)Consists of the Omnibus Incentive Plan, the ESPP and the 2019 Equity Incentive Plan
(2)Consists of (i) options to purchase 17,590,528 shares of Common Stock under the 2019 Equity Incentive Plan and (ii) 46,008,373 shares of our Common Stock subject to restricted stock units or performance restricted stock units (subject to performance) under our Omnibus Incentive Plan. As of December 31, 2022, there were no outstanding options under the Omnibus Incentive Plan.
(3)As of December 31, 2022, the weighted-average exercise price of outstanding options was $0.58.
(4)The number of shares of our Common Stock reserved for issuance under the Omnibus Incentive Plan will automatically increase commencing on January 1, 2022 through January 1, 2031, by the lesser of (i) 5% of the total number of shares of all classes of our Common Stock outstanding on December 31 of the immediately preceding fiscal year and (ii) such smaller number of shares of our Common Stock as determined by the Board of Directors in its discretion. The number of shares of our Common Stock reserved for issuance under the ESPP will automatically increase on the first day of each calendar year, commencing on January 1, 2022 through December 31, 2031, by the least of (i) 7,348,192 shares of our Common Stock, (ii) 1% of the total number of shares of our Common Stock outstanding on December 31 of the preceding calendar year and (iii) such other number of shares of our Common Stock as determined by our Board of Directors. No additional awards will be granted under the 2019 Equity Incentive Plan and, as a result, no shares remain available for issuance for new awards under the 2019 Equity Incentive Plan.

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Proposal No. 3 - The Reverse Stock Split Proposal
The Doma Board has approved and recommended that our stockholders approve the amendment of the Company’s current amended and restated certificate of incorporation (the “Certificate of Incorporation”) to (i) effect a reverse stock split of the Common Stock at a ratio in the range of 1-for-10 to 1-for-50 (the “Ratio Range”), such ratio to be determined by the Board, or a committee of the Board, in its sole discretion and included in a public announcement (the “Reverse Stock Split”), and (ii) reduce the number of authorized shares of capital stock of the Company by a corresponding proportion (the “Authorized Share Reduction,” and together with the Reverse Stock Split, the “Reverse Stock Split Proposal”). On March 31, 2023, the Board adopted a resolution approving the Reverse Stock Split Proposal and directing that it be submitted to our stockholders for approval. If this proposal is approved, the Board, or an authorized committee thereof, in its sole discretion, will have the authority to decide whether to implement the Reverse Stock Split and the Authorized Share Reduction and to determine the exact ratio of the split within the Ratio Range, if they are to be implemented. If the Board or an authorized committee thereof decides to implement the Reverse Stock Split, then the Reverse Stock Split will be implemented along with the Authorized Share Reduction, and both will become effective upon the filing of the amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Date”).
If the Reverse Stock Split and the Authorized Share Reduction are implemented, then the number of issued and outstanding shares of Common Stock, and any shares of Common Stock held by the Company as treasury stock, if any, would be reduced in accordance with the exchange ratio selected by the Board, or an authorized committee of the Board, within the Ratio Range (the “Final Ratio”). In addition, the total number of authorized shares of capital stock will be reduced proportionate to the Reverse Stock Split from their current totals of 2,000,000,000 shares of Common Stock and 100,000,000 shares of preferred stock, respectively, to (a) between 200,000,000 and 40,000,000 shares of Common Stock and (b) between 10,000,000 and 2,000,000 shares of preferred stock. The form of certificate of amendment to the Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction is attached as Appendix A to this Proxy Statement. If the Reverse Stock Split and the Authorized Share Reduction are implemented, then we will communicate to the public, prior to the Effective Date, information regarding the Reverse Stock Split and the Authorized Share Reduction, including the Final Ratio.
The Board, in its sole discretion, may elect not to implement the Reverse Stock Split and the Authorized Share Reduction. However, the Board believes that having the authority to take such an action is an important proactive step to maintain and build stockholder value.
Purpose and Background of the Reverse Stock Split Proposal
The Board’s primary objective in proposing the Reverse Stock Split is to raise the per share trading price of the Common Stock. On August 1, 2022, the Company received a notice from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with the NYSE continued listing standard set forth in Section 802.01C of the NYSE’s Listed Company Manual (“Section 802.01C”) because the average closing price of the Common Stock was less than $1.00 per share over a consecutive 30 trading day period. Pursuant to Section 802.01C, the Company had six months following receipt of the notice to regain compliance with the minimum share price requirements, with the possibility of extension at the discretion of the NYSE. In order to regain compliance, on the last trading day in any calendar month during the cure period, the Company’s Common Stock must have: (i) a closing price of at least $1.00 per share; and (ii) an average closing price of at least $1.00 per share over the 30 trading day period ending on the last trading day of such month.The Company’s failure to regain compliance during this period could result in delisting.
Section 802.01C also provides for an exception to the six-month cure period if the action required to cure the price condition requires stockholder approval, as is the case to effectuate a reverse stock split, in which case the action needs to be approved by no later than the Company’s next annual meeting of stockholders (which for the Company is this 2023 Annual Meeting), and the price condition will be deemed cured if the price of the Common Stock promptly exceeds $1.00 per share and the price remains above that level for at least the following 30

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trading days. Since the price condition did not cure itself with the six-month cure period, the Board is seeking stockholder approval of the Reverse Stock Split Proposal at this Annual Meeting to regain compliance with Section 802.01C.
The Board believes that the continued listing of our Common Stock on the NYSE is beneficial for our stockholders and that the anticipated increased market price of the Common Stock that may result from the Reverse Stock Split may enhance the Company’s ability to regain compliance with the NYSE’s minimum share price requirements for continued listing. If the NYSE were to delist the Common Stock for any reason, it would negatively impact our reputation and, as a consequence, our business, and would likely decrease the liquidity and market price of our Common Stock; the number of investors willing to hold or acquire our Common Stock; our ability to access equity markets, issue additional securities and obtain additional financing in the future; and our ability to provide equity incentives to our employees. The Board also believes that the anticipated increased market price of the Common Stock that may result from the Reverse Stock Split may encourage investor interest and improve the marketability of the Common Stock to a broader group of investors. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The closing sale price of our Common Stock on April 20, 2023, was $0.40 per share.
The purpose of seeking stockholder approval of exchange ratios within the Ratio Range (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Stock Split. If the stockholders approve this proposal, then the Board, or an authorized committee thereof, in its sole discretion, would effect the Reverse Stock Split and the Authorized Share Reduction only upon the determination by the Board, or an authorized committee thereof, that such action would be in the best interests of the Company and our stockholders at that time. If the Board, or an authorized committee thereof, were to effect the Reverse Stock Split and the Authorized Share Reduction, then the Board or such committee would set the Effective Date and select the Final Ratio. No further action on the part of stockholders would be required to either implement or abandon the Reverse Stock Split and the Authorized Share Reduction. If the stockholders approve the proposal, and the Board, or an authorized committee thereof, determines to effect the Reverse Stock Split and the Authorized Share Reduction, we would communicate to the public, prior to the Effective Date, additional details regarding the Reverse Stock Split and the Authorized Share Reduction, including the Final Ratio selected by the Board or an authorized committee thereof. The Board reserves its right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split and the Authorized Share Reduction if, at any time prior to the filing of the certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company and our stockholders.
The Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our outstanding Common Stock or obtain control of the Company, nor is it a plan by management to recommend such actions to our Board or our stockholders.
Material Effects and Considerations of the Reverse Stock Split Proposal
The Board believes that the Reverse Stock Split will increase the price level of the Common Stock in order to, among other things, enhance the Company’s ability to regain compliance with the minimum stock price requirements of Section 802.01C for continued listing on the NYSE and generate interest in the Company among investors, and in particular institutional investors that have investment policies that prohibit investment in lower-priced securities. The Board cannot predict, however, the effect of the Reverse Stock Split upon the market price for the Common Stock, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of the Common Stock after the Reverse Stock Split may not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Stock Split, or remain at an increased level for any period, which would reduce the market capitalization of the Company. Also, there is no assurance that the market price per share of the Common Stock would not decline below the anticipated stock price following the Reverse Stock Split or that the trading price would remain above the threshold required for continued listing on the NYSE. The market price of the Common Stock may also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding, the effect of which the Board cannot predict. In addition, the fewer number of shares of Common Stock that will be

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available to trade will possibly cause the trading market of the Common Stock to become less liquid, which could have an adverse effect on the price of the Common Stock.
The Reverse Stock Split will affect all stockholders of the Company uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the Reverse Stock Split would result in any stockholders owning a fractional share. No fractional shares shall be issued in connection with the Reverse Stock Split. Shareholders who otherwise would be entitled to receive fractional shares of Common Stock will be entitled to receive cash (without interest or deduction) from the Company’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s stock certificates, in an amount equal to the product obtained by multiplying (x) the closing price per share of the Common Stock as reported on the NYSE as of the Effective Date, by (y) the fraction of one share owned by the stockholder. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 334,039,607 shares as of April 13, 2023 by the Ratio Range of 1-for-10 to 1-for-50 shares, depending on the Final Ratio, if any, selected by the Board or an authorized committee thereof.
In addition, all outstanding options, warrants, restricted stock, restricted stock units and performance restricted stock units (collectively, the “Outstanding Equity Rights”), entitling the holders thereof to acquire, through purchase, exchange or otherwise, shares of Common Stock will enable such holders to acquire upon exercise of their respective Outstanding Equity Rights that number of shares of Common Stock, as applicable, as adjusted based on the Final Ratio, which such holders would have been able to purchase upon exercise or conversion, as and to the extent applicable, of their respective Outstanding Equity Rights immediately preceding the Reverse Stock Split, at an exercise price or conversion rate, as and to the extent applicable, equal to the exercise price or conversion rate, as applicable, specified before the reverse split, as adjusted by the Final Ratio, resulting in the same aggregate price being required to be paid upon exercise or conversion thereof immediately preceding the Reverse Stock Split.
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares.
The Reverse Stock Split will not affect the par value of the Common Stock. As a result, on the Effective Date, the present value of the stated capital on the Company’s balance sheet attributable to the Common Stock will be reduced based on the Final Ratio, and the additional paid-in capital account will be increased with the amount by which the stated capital is reduced. The per share net loss and net book value of the Common Stock will be retroactively increased for each period because there will be fewer shares of Common Stock outstanding.
Authorized Share Reduction
In connection with the Reverse Stock Split, the Board also believes it is in the best interests of our stockholders to decrease, in proportion to the Final Ratio, the number of shares of capital stock the Company is authorized to issue. The Board believes that effecting the Authorized Share Reduction in connection with the Reverse Stock Split will maintain alignment with market expectations regarding the number of authorized shares of capital stock in comparison to the number of shares issued or reserved for issuance and ensure that the Company does not have what some stockholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance following the Reverse Stock Split.
We are currently authorized under our Certificate of Incorporation to issue up to a total of 2,100,000,000 shares of capital stock, comprised of 2,000,000,000 shares of Common Stock and 100,000,000 shares of preferred stock. If the Board, or an authorized committee thereof, decides to implement the Reverse Stock Split, then the Reverse Stock Split will be implemented along with the Authorized Share Reduction upon the Effective Date. Upon the Effective Date, the Reverse Stock Split will be implemented as set forth above, and the total number of authorized shares of capital stock of the Company will be reduced in accordance with the Final Ratio and proportionate to the Reverse Stock Split from their current totals of 2,000,000,000 shares of Common Stock and 100,000,000 shares of preferred stock, respectively, to (a) between 200,000,000 and 40,000,000 shares of Common Stock and (b) between 10,000,000 and 2,000,000 shares of preferred stock, respectively. The form of certificate of amendment to the Certificate of Incorporation to effect the Reverse Stock Split and the Authorized Share Reduction is attached as Appendix A to this Proxy Statement.

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Procedure for Effecting Reverse Split and Authorized Share Reduction
If the Reverse Stock Split Proposal is approved by the Company’s stockholders, and the Board, or an authorized committee thereof, determines it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split and the Authorized Share Reduction, then the Reverse Stock Split and the Authorized Share Reduction would become effective at such time as the certificate of amendment to the Certificate of Incorporation, the form of which is attached as Appendix A to this Proxy Statement, is filed with the Secretary of State of the State of Delaware.
As soon as practicable after the Effective Date, stockholders will be notified that the Reverse Stock Split has been effected. Continental Stock Transfer & Trust Company, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange. Stockholders whose shares are held by a brokerage firm, bank or other similar organization do not need to take any action with respect to the exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split. However, these brokerage firms, banks or other similar organizations may have different procedures for processing the Reverse Stock Split, and stockholders whose shares are held by a brokerage firm, bank or other similar organization are encouraged to contact their brokerage firm, bank or other similar organization. Certain registered holders of our Common Stock hold some or all of their respective shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive whole shares of post-Reverse Stock Split Common Stock because the exchange will be automatic.
Fractional Shares
The Company will not issue fractional shares for post-Reverse Stock Split shares in connection with the Reverse Stock Split. Shareholders who otherwise would be entitled to receive fractional shares of Common Stock will be entitled to receive cash (without interest or deduction) from the Company’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s stock certificates, in an amount equal to the product obtained by multiplying (x) the closing price per share of the Common Stock as reported on the NYSE as of the Effective Date, by (y) the fraction of one share owned by the stockholder. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payments.
Criteria to Be Used for Decision to Proceed with the Reverse Stock Split and the Authorized Share Reduction
If the stockholders approve the Reverse Stock Split Proposal, then the Board, or an authorized committee thereof, will be authorized to proceed with the Reverse Stock Split and the Authorized Share Reduction. In determining whether to proceed with the Reverse Stock Split and the Authorized Share Reduction and setting the Final Ratio, if any, the Board or an authorized committee thereof will consider a number of factors, including NYSE listing requirements, market conditions, existing and expected trading prices of the Common Stock, and actual or forecasted results of operations.
No Dissenter’s Rights
Under the General Corporation Law of the State of Delaware, stockholders will not be entitled to dissenter’s rights with respect to the Reverse Stock Split Proposal, and the Company does not intend to independently provide stockholders with any such right.
Certain Material U.S. Federal Income Tax Considerations
The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) that hold their shares of Common Stock as capital assets for U.S. federal income tax purposes. This summary is based upon the provisions of the U.S. Internal Revenue Code (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.
This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances, including the impact of

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the alternative minimum tax, the Medicare surtax on net investment income or the special tax accounting rules under Section 451(b) of the Code, or to stockholders that may be subject to special tax rules, including, without limitation: (i) banks, insurance companies, or other financial institutions; (ii) tax-exempt organizations; (iii) dealers in securities or commodities; (iv) regulated investment companies or real estate investment trusts; (v) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vi) traders in securities that elect to use the mark-to-market method of accounting; (vii) persons whose “functional currency” is not the U.S. dollar; (viii) persons holding our Common Stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (ix) persons who acquired our Common Stock in connection with employment or the performance of services; (x) retirement plans; (xi) persons who are not U.S. Holders (as defined below); or (xii) certain former citizens or long-term residents of the United States. In addition, this summary of certain material U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.
EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.
This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:
•a citizen or individual resident of the United States;
•a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof of the District of Columbia; or
•an estate or trust the income of which is subject to U.S. federal income tax regardless of its source.
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a “recapitalization” for U.S. federal income tax purposes, then, except as described below with respect to cash received in lieu of fractional shares, a U.S. Holder should not recognize gain or loss as a result of the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the shares of the Common Stock received pursuant to the Reverse Stock Split should equal the U.S. Holder’s aggregate tax basis in the shares of the Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such U.S. Holder’s holding period in the shares of the Common Stock received should include the holding period of the shares of the Common Stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered pursuant to the Reverse Stock Split to shares of Common Stock received pursuant to the Reverse Stock Split. U.S. Holders holding shares of Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder who receives cash in lieu of a fractional share of Common Stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A U.S. Holder who receives cash in lieu of a fractional share in the Reverse Stock Split generally should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of the fractional share and the portion of the U.S. Holder’s adjusted tax basis allocable to the fractional share. Any such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period in the fractional share of Common Stock surrendered is

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longer than one year as of the effective date of the Reverse Stock Split. Long-term capital gains recognized by non-corporate taxpayers are subject to reduced tax rates. The deductibility of capital losses is subject to limitations. U.S. Holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.
A U.S. Holder may be subject to information reporting with respect to any cash paid in lieu of a fractional share in connection with the Reverse Stock Split. U.S. Holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) may also be subject to backup withholding at the applicable rate. Backup withholding is not an additional tax and may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the IRS.
Board Recommendation

The Board recommends that you vote “FOR” the Reverse Stock Split Proposal.

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Additional Information
Other Matters for the Annual Meeting
As of the date of this proxy statement, there are no matters the Board of Directors intends to present for a vote at the Annual Meeting other than the business items discussed in this proxy statement. In addition, Doma has not been notified of any other business proposed to be presented at the Annual Meeting. If other matters now unknown to the Board of Directors come before the Annual Meeting, the proxy given by a stockholder electronically, telephonically, or on a proxy card gives discretionary authority to the persons named by Doma to serve as proxies to vote such stockholder’s shares on any such matters in their discretion.
Stockholder Proposals and Director Nominations for Next Year’s Annual Meeting
Stockholder Proposals for Inclusion in Next Year’s Proxy Statement
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us at our principal executive offices, 101 Mission Street, Suite 1050, San Francisco, California 94105. Any proposal submitted pursuant to Rule 14a-8 must be received by us no later than December 28, 2023. We suggest that proponents submit their Rule 14a-8 proposals by certified mail, return receipt requested, addressed to our Corporate Secretary.
Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting
In addition, our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2024 Annual Meeting, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be in writing and delivered to or mailed and received by our Corporate Secretary at our principal executive offices not later than March 10, 2024 and not before February 9, 2024. However, if the 2024 Annual Meeting is more than 30 days earlier, or more than 70 days later, than the first anniversary of the Annual Meeting, notice must be so delivered or received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public disclosure of the date of such annual meeting was made. Our Bylaws also specify requirements relating to the content of the notice that stockholders must provide in order for a director nomination or other proposal to be properly presented at the 2024 Annual Meeting. In addition to satisfying the advance notice requirements in our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 9, 2024.
Stockholders Sharing the Same Last Name and Address (“Householding”)
In order to reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain registered stockholders who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive one copy of the Notice of Internet Availability and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. We hereby

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undertake to deliver promptly, upon written or oral request, a separate copy of the Notice of Internet Availability or proxy materials, as the case may be, to a stockholder at a shared address to which a single copy of the document(s) was delivered. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you are a registered stockholder and would like to have separate copies of the Notice of Internet Availability or proxy materials mailed to you in the future, or you would like to have a single copy of the Notice of Internet Availability or proxy materials mailed to you in the future, you must submit a request in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling 1-866-540-7095. If you are a beneficial stockholder, please contact your bank or broker to opt in or out of householding.
However, please note that if you want to receive a separate proxy card or vote instruction form or other proxy materials for purposes of this Annual Meeting, you should follow the instructions included in the Notice of Internet Availability that was sent to you and we will deliver, promptly upon written or oral request, separate copies of the proxy materials for this Annual Meeting.
Incorporation by Reference and Website References
To the extent that this proxy statement is incorporated by reference into any other filing by Doma under the Exchange Act or the Securities Act, the section of this proxy statement entitled “Report of the Audit & Risk Committee,” to the extent permitted by the rules of the SEC, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such section[s] will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the Annual Meeting.
All website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including Doma’s website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.
Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement. All expenses in connection with the solicitation of proxies for the Annual Meeting will be paid by us. In addition, officers, directors, regular employees, or other agents of Doma may solicit proxies by telephone, telefax, personal calls, or other electronic means. We will request banks, brokers, custodians, and other nominees in whose names shares are registered to furnish to the beneficial owners of Doma’s Common Stock Notices of Internet Availability of the materials related to the Annual Meeting, and including, if so requested by the beneficial owners, paper copies of the 2022 Form 10-K, this proxy statement and the proxy card and, upon request, we will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ELECTRONICALLY, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

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Appendix A
FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION
Section 4.1 of Article IV of the Company’s Certificate of Incorporation is hereby amended and restated in its entirety as follows:
“Section 4.1. Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is [#] shares, consisting of (a) [#] shares of common stock (the “Common Stock”) and (b) [#] shares of preferred stock (the “Preferred Stock”).
Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [#] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Shareholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) from the Corporation’s transfer agent in lieu of such fractional share interests upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below), in an amount equal to the product obtained by multiplying (a) the closing price per share of the Common Stock as reported on the New York Stock Exchange as of the date of the Effective Time, by (b) the fraction of one share owned by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

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doma

DOMA HOLDINGS, INC.
101 MISSION STREET, STE 1050
SAN FRANCISCO, CA 94105

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. EDT on June 7, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DOMA2023**

You may attend the meeting via the Internet and vote during the meeting. Have the control number that is printed in the box marked by the arrow below available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. EDT on June 7, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V08287-P91149

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DOMA HOLDINGS, INC.

The Board of Directors recommends that you vote FOR each of the Class III director nominees listed under Proposal 1:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Class III Directors

Nominees:

01) Lawrence Summers
02) Maxine Williams

The Board of Directors recommends that you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V08288-P91149

DOMA HOLDINGS, INC.
Annual Meeting of Stockholders
June 8, 2023 1:00 PM EDT
To be held at www.virtualshareholdermeeting.com/DOMA2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DOMA HOLDINGS, INC.

The stockholder(s) hereby appoint(s) Christian Ameri, Matt Thunander and Joe Ledvora, or any of them, as proxies and attorneys-in-fact, each with the full power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Doma Holdings, Inc. that the stockholder(s) is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company scheduled to be held at 1:00 p.m. EDT on June 8, 2023, via the internet through a virtual web conference at www.virtualshareholdermeeting.com/DOMA2023, and any adjournment or postponement thereof, with all powers which the stockholder(s) would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side